Exhibit 10.3
CONFIDENTIAL TREATMENT REQUESTED
SUBSERVICING AGREEMENT
between
Fannie Mae
and
Nationstar Mortgage LLC
Effective as of October 29, 2010

i

Exhibit A	Definitions
Exhibit B	Form of Subservicing Appendix
Exhibit C	Reports
Exhibit C-1	Data Dictionary
Exhibit D	Termination Fees
Exhibit E	Maximum Ancillary Fees

ii

SUBSERVICING AGREEMENT
     This SUBSERVICING AGREEMENT, effective as of the 29th day of October, 2010 (this “Agreement”), is hereby mutually agreed upon and entered into by and between Fannie Mae, a corporation organized and existing under the laws of the United States (“Fannie Mae”), and Nationstar Mortgage LLC, a Delaware limited liability company (“Subservicer”).
WITNESSETH:
     WHEREAS, Fannie Mae owns the Assets and is the Primary Servicer thereof;
     WHEREAS, prior to the Transfer Date, the Assets have been serviced by one or more third-party servicers (collectively or individually, as the context may require, “Prior Servicer(s)”); and
     WHEREAS, Fannie Mae desires to retain Subservicer to subservice the Assets on behalf of Fannie Mae from and after the Transfer Date, and Subservicer desires to assume such servicing responsibilities.
     NOW, THEREFORE, in consideration of the mutual premises, covenants and conditions and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions set forth herein, the Parties hereto agree as follows:
ARTICLE I
DEFINITIONS
          Section 1.1 Definitions.
     Capitalized terms used in this Agreement shall have the meanings specified in Exhibit A hereto. Capitalized terms not otherwise defined herein shall have the meanings specified in the Servicing Agreement.
          Section 1.2 Servicing Agreement.
     Subject to Section 2.1, Subservicer shall be deemed to be acting as, and shall have all the obligations of, a Servicer of the Assets under the Servicing Agreement, except as such obligations are further defined, modified or limited by the terms of this Agreement.
ARTICLE II
SERVICING
          Section 2.1 Ownership of Servicing Rights.
     Subservicer expressly acknowledges and agrees that Subservicer does not and shall not have any property interest in the Servicing Rights or the Assets, and shall not assert any such rights thereafter.

          Section 2.2 Appointment as Subservicer; Modification of Asset List.
     (a) Fannie Mae hereby appoints Subservicer, and Subservicer hereby accepts such appointment, to perform all of the functions, responsibilities, activities, and tasks of a Servicer to service and administer the Assets for the benefit of Fannie Mae from and after the Transfer Date, in accordance with and subject to the terms of this Agreement and Applicable Requirements and any reasonable written directions from Fannie Mae pursuant to this Agreement. Subservicer shall perform its functions, responsibilities, activities, and tasks hereunder in its name, and not on a “private label” basis. Subservicer shall also implement and service designated Assets in accordance with the High Touch Servicing Protocols as defined in the SRA, unless otherwise directed by Fannie Mae in writing,
     (b) The Assets serviced and administered under this Agreement shall be set forth from time to time in one or more Subservicing Appendices execution by Subservicer and Fannie Mae prior to the Transfer Date, similar in form and substance to Exhibit B, Subservicing Appendix. In addition to the submission of all required reports to Fannie Mae in accordance with Applicable Requirements, and any other reports as required under this Agreement, Subservicer shall provide Fannie Mae and/or any service providers designated by Fannie Mae with the reports listed on Exhibit C. In addition, Subservicer shall prepare such additional reports reasonably requested by Fannie Mae in such form as may be mutually agreed to between the Parties.
          Section 2.3 Cooperation and Coordination with Other Parties.
     Subservicer shall provide Fannie Mae and its designated service providers with online access to view activity on Subservicer’s servicing system relating to the Assets and Servicing Rights. Subservicer will provide a reasonable number of Fannie Mae employees and contractors with such access, at no cost to Fannie Mae. Subservicer will cooperate and coordinate with Fannie Mae and any service providers selected by Fannie Mae and as reasonably required for Fannie Mae or any such service provider to perform services for which it is responsible.
          Section 2.4 Litigation.
     Except as otherwise provided in this Agreement, including as set forth in Section 9.2(c), Subservicer will be responsible for management and administration of all loan-level Actions relating to the Assets, including any litigation costs and expenses related thereto, as set forth in the Servicing Agreement, and Subservicer shall be entitled to be reimbursed for any such costs and expenses as provided in the Servicing Agreement. Notwithstanding the foregoing:
     (a) Subservicer shall consult with Fannie Mae regarding any Action in which Fannie Mae is named, including with respect to selection of counsel and strategies with respect to such Action, and shall not select any counsel or pursue any strategy objected to by Fannie Mae;
     (b) Subservicer shall not, without the prior written consent of Fannie Mae, settle or compromise any material claims specifically naming Fannie Mae arising out of or relating to any such Action;

     (c) Fannie Mae may elect, by written notice to Subservicer, to assume control of any Action against Fannie Mae, provided that Fannie Mae shall be responsible for the costs and expenses thereof after such assumption, subject to Fannie Mae’s rights to indemnification as provide in this Agreement, the Servicing Agreement or any other agreement between the Parties; and
     (d) Subservicer shall cooperate in obtaining or making available information or documents respecting the Assets involved in any Action, as may be reasonably requested or required by Fannie Mae or its counsel.
          Section 2.5 Customer Complaints.
     (a) Subservicer will maintain an internal procedure to provide for the management of written complaints received by Subservicer directed to its legal department and/or Office of the President (or such other departments or offices of Subservicer that are designated to fill the roles thereof with respect to such complaints), as applicable. Subservicer will track written complaints with respect to the Mortgage Loans.
     (b) Subservicer shall provide Fannie Mae with written notice, within fifteen (15) Business Days of receipt, of any written complaint with respect to the Mortgage Loans, which could reasonably be expected to have a material adverse effect on Fannie Mae’s reputation or financial condition, assuming the allegations in such complaint were true. Subservicer will provide Fannie Mae, at Fannie Mae’s request, with a report of such written complaints by type. On a monthly basis, Subservicer will provide Fannie Mae with a record of all material written complaints, including a summary of the issue and resolution, together with the date received and resolved. Subservicer will provide Fannie Mae, at Fannie Mae’s reasonable request, with copies of such written complaints by or on behalf of Borrowers involving the Mortgage Loans, and final written responses to such written complaints, in a mutually agreed upon format.
     (c) Subservicer’s handling of complaints will be in compliance with Applicable Requirements.
          Section 2.6 Bank and Document Custodian Expenses.
     Subservicer shall be responsible for all bank charges, costs and expenses associated with the maintenance of the Custodial Accounts and Escrow Accounts during the term of this Agreement. Fannie Mae shall be responsible for all Document Custodian fees and service charges associated with the Mortgage Loans during the term of this Agreement as provided in Section 2.13. Fannie Mae shall cause the Document Custodian to deliver applicable invoices or bills for Document Custodian fees and service charges to Subservicer. Subservicer shall review such invoices or bills for accuracy, and initially pay the fees and charges when due, subject to reimbursement upon delivery of an invoice, as provided in Section 3.3.

          Section 2.7 Certification.
     As directed by Fannie Mae, Subservicer shall cause the completion of “certification” and “recertification” of the Custody Documents pertaining to the Mortgage Loans in accordance with Applicable Requirements. Any costs and expenses incurred by Subservicer pursuant to this Section 2.8 shall be reimbursable to Subservicer upon delivery of an invoice, as provided in Section 3.3.
          Section 2.8 Tax Contracts.
     Subservicer shall arrange for all transferable tax monitoring contracts to be transferred from Prior Servicer to Subservicer. To the extent that fully paid and transferable, life of loan, tax contracts are not transferred to Subservicer for all Assets as of the Transfer Date, Subservicer shall, upon prior approval from Fannie Mae with regard to such expense and vendor, obtain and maintain such contracts at Fannie Mae’s expense for each Asset.
          Section 2.9 Flood Contracts.
     Subservicer shall arrange for all transferable flood monitoring contracts to be transferred from Prior Servicer to Subservicer. To the extent fully paid and transferable, life of loan, flood contracts are not transferred to Subservicer for all Assets as of the Transfer Date, Subservicer shall, upon prior approval from Fannie Mae with regard to such expense and vendor, obtain and maintain such contracts at Fannie Mae’s expense for each Asset.
          Section 2.10 Foreclosure Assistance.
     Subservicer shall cooperate with Fannie Mae during and after the term of this Agreement to minimize disruption of Foreclosures in process as a result of the transfer of the Servicing Rights and/or servicing responsibilities to Fannie Mae. Subservicer shall initiate Foreclosures in accordance with the Guide and in the name of Subservicer or its designee, and substitute Subservicer or its designee as the plaintiff in any Foreclosure to the extent not initiated in its name, unless otherwise directed by Fannie Mae in its sole discretion.
          Section 2.11 Ownership of Books and Records.
     Subject to Applicable Requirements, all books, records, documents, files, and other information and data in Subservicer’s possession pertaining to the Assets and Servicing Rights, including all documents, records and reports relating to any mortgage-backed security in which the Mortgage Loans are contained, are and shall at all times remain the property of Fannie Mae.
          Section 2.12 Document Custodian and Custody Documents.
     (a) Fannie Mae will cause the Document Custodian to recognize Subservicer as servicer of the Assets, request that the Document Custodian provide Subservicer with copies of all exception reports upon request, and deliver promptly all documents to Subservicer as are reasonably required by Subservicer to service the Assets. If any such documents are not available and are required to accurately service an Asset, Subservicer shall promptly notify Fannie Mae.

     (b) Subservicer shall be responsible for all duties and obligations of Servicer in connection with the Document Custodian and Custody Documents, other than the obligation of Fannie Mae to pay fees and service charges of the Document Custodian, as provided in Section 2.7. Subservicer shall comply with Applicable Requirements and follow all required procedures of Document Custodian generally applicable to Servicers in requesting Custody Documents and otherwise with respect to Custody Documents.
     (c) Subservicer shall send requests for Custody Documents directly to the Document Custodian. Subservicer shall hold and maintain Custody Documents in its possession using the same care and diligence it would give such documents related to mortgage loans it owns for its own accounts, in trust for Fannie Mae and subject to Section 2.12.
     (d) Subservicer shall provide the Document Custodian with copies or originals of any confirmations, agreements, assignments, documents, opinions, instructions, and information relating to this Agreement or to the transactions and responsibilities contemplated hereby, as required by Applicable Requirements or as Fannie Mae or Document Custodian may from time to time reasonably request.
     (e) Subservicer shall monitor the performance of the Document Custodian with respect to timely delivery of Mortgage Files and other key performance indicators as Fannie Mae may specify, and promptly notify Fannie Mae upon discovery, or upon receipt of notice, of Document Custodian’s failure to comply with the Guide or any performance requirements generally applicable to document custodians.
     (f) If Fannie Mae decides to change the Document Custodian with respect to any Mortgage Loan, Subservicer shall reasonably cooperate with Fannie Mae and use its best efforts to comply with Fannie Mae’s instructions in connection therewith.
          Section 2.13 Advances
     Except as provided in subsections (a)-(g) of this Section 2.13, the obligations of Subservicer pursuant to this Agreement shall include the obligation to make Advances on each Mortgage Loan in the normal course of servicing and in accordance with the Servicing Agreement. Subservicer shall be entitled to reimbursement of such Advances and, notwithstanding anything to the contrary herein, pursue such reimbursements in accordance with the Servicing Agreement.
     (a) Principal and Interest. Notwithstanding any requirements of the Servicing Agreement to the contrary with respect to Advance requirements for “Scheduled/Actual” and “Scheduled/Scheduled” remittances of principal and interest, Subservicer (i) shall not be obligated to remit to Fannie Mae any amounts representing “scheduled” principal or interest payments that have not been collected by Subservicer, and (ii) shall be obligated to remit Standard Remittances at least two (2) Business Days prior to the applicable Draft Date by wire transfer to a separate Fannie Mae trust account, designated from time to time by Fannie Mae. Fannie Mae and Subservicer agree to negotiate in good faith and within 10 days of execution of this Agreement determine and document ongoing responsibility for the payment of amounts of interest required to be paid to Investor pursuant the Applicable Requirements due to shortfalls in interest collected as a result of prepayments in full and partial prepayments/curtailments of Mortgage Loans.
     In addition to any required reporting obligations in the Servicing Agreement applicable to remittance of principal and interest, Subservicer shall deliver to Fannie Mae or its designee reports or loan level listings, in a format acceptable to Fannie Mae, containing the data and within the time periods identified in Exhibit C-1 (“Data Dictionary”) to this Agreement (as such Exhibit may be modified by Fannie Mae in writing from time to time with notice to Subservicer).
     (b) Escrow/Corporate/Other. Not later than the fifth (5th) Business Day of each calendar month, Subservicer shall deliver to Fannie Mae or its designee reports or loan level listings of Eligible Corporate Advances, Eligible Escrow Advances, Guaranty Fee Advances, Excess Yield Advances, and LPMI Advances, in a format acceptable to Fannie Mae, containing (i) the data identified in Exhibit C-1 to this Agreement (as such Exhibit may be modified by Fannie Mae in writing from time to time with notice to Subservicer) and (ii) the applicable information and codes required by Fannie Mae Form 571 (Cash Disbursement Request). Upon receipt of such data and other information, Fannie Mae and/or its designee will reconcile the same within five (5) Business Days. If following any such reconciliation Fannie Mae determines that an amount is due and owing by Fannie Mae to Subservicer, within one (1) Business Day such amount shall be reimbursed to Subservicer by Fannie Mae, but in no event later than one (1) Business Day prior to the 18th day of the month. If, following any such reconciliation, or at any time, Fannie Mae determines that an amount is due and owing by Subservicer to Fannie Mae, such amount shall be reimbursed to Fannie Mae by Subservicer not later than three (3) Business Days after notification. Subservicer shall deposit such amounts into an “Advance Recovery” or such other account as Fannie Mae may establish and designate from time to time. For any amounts which cannot be reconciled, Fannie Mae will reimburse Subservicer in the next reporting cycle following receipt from Subservicer of data or information necessary to reconcile such amounts.
Subservicer shall also deliver to Fannie Mae or its designee the following information within ten (10) days of the date of any reimbursement by Fannie Mae pursuant to this subsection, (i) electronic and hard copies of T&I Custodial Account Analysis (Form 496a) as provided in the Guide, and (ii) a report from the entity providing tax monitoring services with penalty and interest information applicable to the Mortgage Loans. Subservicer shall also provide reconciliations and supporting documentation (including sample invoices upon request) of general ledger receivables applicable to Eligible Corporate Advances within forty five (45) days of the end of each calendar quarter.
     (c) Reimbursement. If Subservicer collects or receives funds attributable to Advances for which Subservicer has been reimbursed by Fannie Mae, Subservicer shall within two (2) Business Days of receipt of such funds deposit all such amounts into an “Advance Recovery” or such other account as Fannie Mae may establish and designate from time to time. Not later than two (2) Business Days of the deposit of such funds, Subservicer shall generate and deliver to Fannie Mae or its designee a record or report, in a format acceptable to Fannie Mae, (the “Recoveries File”) itemizing all such amounts deposited into this “Advance Recovery” account including the applicable information and codes required by Fannie Mae Form 571 (the “Cash Disbursement Request”). Subservicer shall not have any right of offset or netting regarding such amounts. Claim payments will be remitted via ACH to the Fannie Mae “Advance Recovery” account.
     (d) Additional Information. Notwithstanding the requirements for reimbursement of Advances made by Subservicer as provided above, if Fannie Mae or its designee subsequently requires electronic data, or other information or documentation not previously provided by Subservicer, including invoices, to establish that Advances made by Subservicer are eligible for collection pursuant to Applicable Requirements or to obtain reimbursement of such Advances from a third party, Subservicer shall provide such materials within ten (10) Business Days of Fannie Mae’s request, and Subservicer shall reimburse Fannie Mae for any such Advances made by Subservicer that Fannie Mae or its designee is unable to collect due to a failure of Subservicer to provide such data, information or documentation.
     (e) Prior Servicer. Notwithstanding the Applicable Requirements or any provision of this Agreement to the contrary, Subservicer shall have no responsibility to advance any amounts that were advanced by Prior Servicer as of the Transfer Date in connection with an Asset and in accordance with Applicable Requirements, including, without limitation, principal, interest, taxes, ground rents, assessments, insurance premiums and other costs, fees and expenses. Fannie Mae shall be responsible for making any such advances based upon a detailed report in a form reasonably acceptable to Fannie Mae, and upon request loan boarding information. Subservicer shall be responsible for reconciliation of all Advances with the Prior Servicer as provided in Section 4.3(c).
     (f) Form 571. Notwithstanding as otherwise provided by Applicable Requirements and the Fannie Mae Form 571 Reference Guide, Subservicer shall submit to Fannie Mae a Form 571 when a Mortgage Loan has been liquidated and again, if applicable, upon disposition of an REO Property. All Form 571 claims must be submitted to Fannie Mae within thirty (30) days of the Mortgage Loan liquidation and/or REO Property sale date and must use Subservicer’s Fannie Mae seller/servicer number associated with the applicable Asset. Supplemental Form 571 claims may be filed for a period of ninety (90) days of the applicable liquidation or disposition date on any claim which has been rejected or curtailed by Fannie Mae. Notwithstanding the foregoing, in the event there is good faith dispute with regard to any Form 571 claim, the parties will work together to resolve the dispute. Subservicer will post Form 571 claim payments to its system as non-cash transactions and provide the itemized detail in the Data Dictionary. Advances for which Fannie Mae has reimbursed Subservicer will be re-paid to Fannie Mae by Subservicer within ninety (90) days of the liquidation or disposition date, as applicable. Advances on curtailed Form 571 claims for which Fannie Mae has reimbursed Subservicer will be re-paid by Subservicer to Fannie Mae within ninety (90) days of notice of curtailment, unless otherwise agreed to by Fannie Mae. Advances on rejected Form 571 claims for which Fannie Mae has reimbursed Subservicer will be re-paid by Subservicer to Fannie Mae within ninety (90) days of notice of rejection. The failure by Subservicer to use proper Form 571 codes shall be cause for rejection of the applicable claim.
     (g) Excess Servicing. Subservicer understands that certain of the Mortgage loans may constitute SMBS Mortgage Loans as defined herein. Subservicer will deposit as soon as practicable, but not later than the second Business Day after receipt by the Subservicer, that portion of each borrower’s monthly payment on the SMBS Mortgage Loans that represents

Excess Yield in a custodial account to be established for the benefit of certificateholders in compliance with the requirements set forth in Fannie Mae Forms 1013 and 1072 or as otherwise directed by Fannie Mae (the “Excess Yield Custodial Account”). At least one (1) day prior to drafting (a “Fee Drafting Date”) any Excess Yield from the Excess Yield Custodial Account, Fannie Mae will notify Subservicer of the monthly aggregate Excess Yield amount (the “Excess Yield Remittance Amount”) which will be drafted from the Excess Yield Custodial Account, and Subservicer has the obligation to make advances to ensure that the Excess Yield Custodial Account contains the Excess Yield Remittance Amount, even if such amounts have not been actually collected by Subservicer. The reported Excess Yield Remittance Amount will be calculated on a 30/360 basis and will equal 30 days’ interest at the applicable Excess Yield rate on the scheduled principal balance of each SMBS Mortgage Loan after giving effect to (i) scheduled principal payments due on such SMBS Mortgage Loan during the one-month due period ending on the first day of the calendar month immediately preceding the month in which the Fee Drafting Date occurs and (ii) any unscheduled principal payments collected on such SMBS Mortgage Loan during or prior to the calendar month second preceding the month in which the Fee Drafting Date occurs. In addition, if a principal prepayment in full of a SMBS Mortgage Loan that is received on the first day of a calendar month is treated by Fannie Mae for MBS purposes as if received on the last day of the preceding month, it will be treated in the same fashion for purposes of the preceding sentence. As provided in Section 2.13 (b), Subservicer shall be entitled to reimbursement of all Excess Yield deposits made pursuant to this subsection which have not been actually collected by Subservicer. In addition, Subservicer agrees to produce such other reports and perform such functions as may be required to allow Purchaser and Subservicer to service such SMBS Mortgage Loans in compliance with the documents governing such SMBS Mortgage Loans.
          Section 2.14 Loan Performance Advisor
     Subservicer shall cooperate with Fannie Mae’s loan performance advisor or other third-party surveillance consultant, if any. As applicable, immediately following the Transfer Date, Subservicer shall provide such advisor or consultant with the final transfer tape, including all information necessary to interpret or define the transfer tape data provided, as received from the Prior Servicer.
          Section 2.15 Power of Attorney
     Fannie Mae may elect to furnish Subservicer with such powers of attorney as are necessary or appropriate and with such other documents as are necessary or appropriate to enable Subservicer to carry out its servicing and administrative duties under this Agreement.
ARTICLE III
COMPENSATION; AMOUNTS DUE SUBSERVICER AND FANNIE MAE
          Section 3.1 Subservicing Fees.
     As compensation for its services hereunder, Subservicer shall be paid the fees set forth and as calculated on the applicable Subservicing Appendix. The Subservicing Fees shall be payable to Subservicer in accordance with Section 3.3. Subservicer shall not pledge, assign, transfer, or encumber its rights to any interest in the Subservicing Fees.
          Section 3.2 Other Payments to Subservicer.
     (a) Subservicer may assess, collect and retain Ancillary Fees that comply with Applicable Requirements and are otherwise acceptable to Fannie Mae. Attached hereto as Exhibit E is a list of the maximum amount, if any, Subservicer may assess with respect to any Ancillary Fees. Fannie Mae, upon written request, will consider in good faith any changes to Exhibit E proposed by Subservicer.
     (b) In addition to Subservicing Fees set forth on the applicable Subservicing Appendix, Subservicer will be eligible to receive from Fannie Mae any other incentives paid to servicers for Mortgage Loan workouts as provided in the Guide for work that is performed by the Subservicer or its agents. These servicing incentives and the process by which such incentives are paid are published in the Guide and amended from time to time in Lender Announcements or Lender Letters, but may be subject to reduction by Fannie Mae following procedures customarily used by Fannie Mae in connection with its purchase of Servicing Rights from servicers and placement of servicing with subservicers, to reasonable allocate such amounts to a Prior Servicer based on its activities prior to the subservicing Transfer Date;
     (c) Subservicer shall be entitled to retain all Float Benefit, subject to Subservicer’s obligation to pay interest on Escrow Funds to the extent interest with respect thereto is required to be paid under the Applicable Requirements for the benefit of Borrowers under the Mortgage Loans.
          Section 3.3 Payments.
     (a) Unless otherwise agreed in writing, Fannie Mae shall pay the Subservicing Fees to Subservicer within thirty five (35) days following receipt of an invoice therefor, accompanied by a report detailing the calculation of the Subservicing Fees, in a form mutually agreed to by the Parties, on or before the seventh (7th) Business Day of each month, for the current calendar month for which such fees are being earned, and Subservicer shall not have any right of offset or netting regarding such amounts.
     (b) Subservicer may retain or withdraw from the Custodial Accounts or Escrow Accounts, as applicable, Float Benefit and Ancillary Fees as permitted for a servicer pursuant to Applicable Requirements, and with respect to the Float Benefit related to the Escrow Account, subject to Subservicer’s obligation to pay interest on escrowed funds to the extent interest with respect thereto is required to be paid under the Applicable Requirements for the benefit of Borrowers under the Mortgage Loans.
     (c) At Fannie Mae’s discretion, either (i) Fannie Mae will withdraw the Servicing Fees from the Custodian Account via ACH or (ii) Subservicer shall withdraw the Servicing Fees from the Custodial Account and remit them to Fannie Mae by wire transfer of immediately available funds. Subservicer shall deliver a report detailing the calculation of the Servicing Fees, on or before the seventh (7th) Business Day of each month, for the preceding calendar month, and Subservicer shall not have any right of offset or netting regarding such amounts.

     (d) Unless otherwise agreed in writing, Fannie Mae shall pay certain expenses and other amounts advanced by Subservicer which are subject to reimbursement pursuant to this Agreement within thirty five (35) days following receipt of an invoice therefor, accompanied by a report detailing the amounts due, in a form mutually agreed to by the Parties, on or before the seventh (7th) Business Day of each month, for the preceding calendar month, and Subservicer shall not have any right of offset or netting regarding such amounts.
ARTICLE IV
TRANSITIONAL RESPONSIBILITIES OF SUBSERVICER
          Section 4.1 Possession of Servicing Files and Records.
     In coordination with Fannie Mae, Subservicer shall take possession of all Servicing Files and loan records for all Assets to enable Subservicer to service the Assets on behalf of Fannie Mae in compliance with the Servicing Agreement.
          Section 4.2 Custodial Accounts.
     Prior to the Transfer Date, Subservicer shall establish new Custodial Accounts and Escrow Accounts in accordance with Applicable Requirements and as required by Fannie Mae. Subservicer shall execute new 1013, 1014 and 1072 forms, reflecting its role as subservicer. Subservicer shall use its best efforts to obtain from the Prior Servicer all funds that were held by the Prior Servicer in existing P&I and T&I custodial accounts, as well as all interest due to the Borrowers on such accounts from the Prior Servicer through the Transfer Date, and deposit such funds into the appropriate newly established custodial accounts. Subservicer will advise Fannie Mae if the Prior Servicer does not send the funds from the existing Custodial Accounts and Escrow Accounts within three (3) Business Days following the Transfer Date. Subservicer shall reconcile such accounts in accordance with Section 4.3(d) (iii).
          Section 4.3 Subservicer’s Review of Certain Items.
     (a) On or prior to the Transfer Date and at its own cost, Subservicer shall, in accordance with Subservicer’s policies and procedures as supplemented by direction from Fannie Mae, conduct a pre-boarding review based on the Pre-Boarding File (a “Pre-Boarding Review”). Also, Fannie Mae shall cause the Prior Servicer to transfer to Subservicer the Servicing Files and/or servicing records necessary with respect to each of the Assets.
     (b) Subservicer shall assist Fannie Mae with any specific pre-transfer or post-transfer due diligence on the Assets including a review and report of information needed by Fannie Mae, which information may include a review to confirm Subservicer’s receipt of (x) loan data tapes sufficient to allow Subservicer to service such Mortgage Loans pursuant to the Applicable Requirements, Escrow Funds and Custodial Funds; (y) the trailing Custody Documents, Mortgages, Assignments of Mortgage (if applicable), final title policies, and completion of designated changes in the eNote registry; and (z) all electronic and paper records containing (i) data customarily required by mortgage servicers that is reasonably available to Subservicer, (ii) accounting books and records related to the Assets, including invoices to support all Advances, and (iii) workout files, Servicing Files, bankruptcy and foreclosure documentation and collection notes;
     (c) Within eight (8) Business Days from receipt of the information contained in the Transfer Instructions necessary to accomplish the following, the Subservicer, by working closely with the Prior Servicer will reconcile with the Prior Servicer and then will report to Fannie Mae all items necessary to (i) bring all Custodial Accounts into full compliance with the Guide, (ii) pay to the Prior Servicer for all recoverable legacy Advances, and (iii) determine the amount Fannie Mae will fund the Prior Servicer for the remittance due for month following the Transfer Date. Subservicer shall provide Fannie Mae with a detailed reconciliation of all Advance balances as of the Transfer Date in a format reasonably acceptable to Fannie Mae.
     (d) Within twenty (20) days from receipt or such earlier time as Fannie Mae may request, Subservicer shall conduct a review to (i) ensure that a Servicing File exists on every Asset; (ii) confirm its receipt of all items scheduled to be delivered pursuant to the Transfer Instructions including but not limited to, all of the hard copies or images of the Custody Documents that were in Seller’s possession, loan data tapes, Escrow Funds, and Custodial Funds; and (iii) confirm its receipt of substantially all electronic and paper files containing (A) other data customarily required by Subservicer, (B) accounting books and records related to the Mortgage Loans, and (C) workout files, Servicing Files, bankruptcy and other Foreclosure documentation, and collection notes.
     (e) Except as otherwise specified below or otherwise agreed in writing, within sixty (60) days of the Transfer Date, Subservicer shall exercise reasonable diligence to:
     (i) Subservicer shall (i) review the Pre-Boarding File and identify any inaccurate, incomplete, or missing data, information, or documents; (ii) review no less than a one percent (1.0%) sample of the Servicing Files to ensure that each such Servicing File contains industry standard information and related documents (i.e., loan histories, collection notes, origination documents, and the like) and (ii) notify Fannie Mae and Prior Servicer promptly, in writing, of any information or documents that Subservicer did not receive or which were inaccurate or incomplete Servicing Files, or missing documents or data from such Servicing Files or Pre-Boarding Files.
     (ii) Subservicer and Prior Servicer shall discuss the location of the Custody Documents. Subservicer shall note whether Custody Documents are (i) missing, (ii) present and an original documents, and (iii) present and copies Custody Documents. If requested, Subservicer shall provide Fannie Mae with an estimate of cost to obtain, on a project basis, any missing information or documents. Subject to Fannie Mae’s prior written approval, Subservicer shall be permitted to hire a third-party vendor at Fannie Mae’s expense to perform the duties and fulfill the obligations described in this subsection. Fannie Mae may, in its discretion, authorize or waive the project or any portion thereof, or instruct Subservicer to obtain the missing required document only when it is deemed necessary to perform a servicing function. Subservicer will cooperate with Fannie Mae regarding its need to know about any documentation or information contained in the Servicing Files including copies of Custody Documents;

     (iii) as required by Applicable Requirements, perform an escrow analysis on each Mortgage Loan for which escrow deposits are required and adjust such escrow deposits as required by such analysis in accordance with Applicable Requirements;
     (iv) receive additional documents and information from the Prior Servicer based on exceptions reported to Fannie Mae by Subservicer or the Document Custodian. Upon Subservicer’s receipt of those items, Subservicer shall use its best efforts to validate the soundness and accuracy of such items and, if necessary, send further instructions to the Prior Servicer and inform Fannie Mae of such continued exceptions. Subservicer shall report the resolution of any outstanding exceptions to Fannie Mae. Subservicer shall expeditiously review, copy, and then send to the Document Custodian, any Custody Documents delivered to it post transfer that needs to be retained in its original form.
     (f) If and to the extent that Subservicer actually knows or, at any time hereafter, discovers or determines that any past practices of a Prior Servicer are or were, or result in Subservicer being, not in compliance with the Applicable Requirements, Subservicer will, as promptly as practicable under the circumstances, provide written notice to Fannie Mae of such noncompliance and take appropriate corrective action intended to eliminate or minimize the risk of such noncompliance. Fannie Mae will reimburse Subservicer for out-of-pocket costs necessary for such corrective action. Subservicer shall work with the Prior Servicer to resolve those material issues.
          Section 4.4 Mortgagor Notices.
     Subservicer shall notify Borrowers of the transfer of servicing from the Prior Servicer to Subservicer, which notice shall meet the notice and timing requirements for transfers of servicing imposed by the Real Estate Settlement and Procedures Act (“RESPA”), 12 U.S.C.A. § 2605, as amended, and all regulations promulgated thereunder. The transfer of servicing shall also comply with Applicable Requirements.
          Section 4.5 Third-Party Notices.
     Fannie Mae and Subservicer acknowledge that it is the duty of the Prior Servicer to notify the third parties listed in Part I, Section 205.05 of the Guide of the transfer of servicing of the Mortgage Loans. Subservicer shall monitor Prior Servicer’s compliance with this duty and, to the extent Subservicer learns that Prior Servicer has failed to deliver such notices, Subservicer shall, as soon as practicably possible, notify Fannie Mae of such failure and provide any such third-party notices at Fannie Mae’s expense.
          Section 4.6 Assignments.
     Upon the request of Fannie Mae, Subservicer shall promptly prepare and deliver to the appropriate assignor, for execution, recordable assignments to MERS. If there are intervening assignments between the originating lender and the Prior Servicer that have not been recorded, upon the request of Fannie Mae Subservicer will exercise diligence in an attempt to obtain and record all such intervening assignments from the appropriate assignor. Subservicer must record executed assignments within 30 days of receipt. Fannie Mae will be responsible for all reasonable out of pocket costs and expenses associated with obtaining such assignments.
          Section 4.7 MERS.
     Upon request of Fannie Mae, for each Mortgage Loan registered with MERS, Subservicer shall work with Prior Subservicer to notify MERS of Subservicer’s status as subservicer and Fannie Mae’s status as Servicer and otherwise comply with all requirements of MERS to be properly identified as the subservicer of each Mortgage Loan at Fannie Mae’s expense.
          Section 4.8 Forced Place Insurance.
     Subservicer shall maintain hazard insurance for each Mortgage Property. On the Transfer Date, if Subservicer cannot determine whether hazard insurance is in place with respect to a Mortgage Property, Subservicer shall secure lender-placed hazard insurance for the benefit of the Borrower and Fannie Mae, until such time as Subservicer confirms that permanent hazard insurance is in place for each such Mortgage Property.
          Section 4.9 Transfer-Related Costs and Expenses.
     Fannie Mae shall reimburse Subservicer for reasonable, necessary and agreed upon costs, on a prior approval basis, in connection with the initial set up and transfer of the Assets to Subservicer’s servicing systems. Such costs and expenses include but are not limited to:
     (a) Advances paid to the Prior Servicer to reimburse the Prior Servicer for amounts outstanding as of the Transfer Date.
     (b) Recording fees relating to the recordation of assignments, including intervening assignments as needed.
     (c) Fees assessed by MERS for the registration or transfer of any Mortgage Loans which are on MERS system, including any transfer-related MERS fees if not completed by the Prior Servicer.
     (d) Any extraordinary expenses reasonably and necessarily incurred in the fulfillment of this Agreement, provided that Subservicer obtains Fannie Mae’s written approval before incurring such expenses.
          Section 4.10 Transfer Instructions.
     In connection with the transfer of the Servicing functions from Prior Servicer to Subservicer pursuant to this Agreement, Subservicer shall provide reasonable servicing transfer instructions to Prior Servicer, take all steps necessary and appropriate to effectuate and evidence the transfer of the servicing for the related Assets, and generally cooperate with Prior Servicer in connection with such transfer. Subservicer shall timely notify Fannie Mae of any issues or concerns in working directly with the Prior Servicer.

          Section 4.11 Private Mortgage Insurance.
     Subservicer shall provide each private mortgage Insurer, for which Subservicer is notified that private mortgage insurance exists with respect to any loan, with the following notice promptly after the Transfer Date, unless otherwise handled by the Prior Servicer, noting the transfer to Subservicer: “Please be advised that the servicing for the loans insured by <insert name of insurer> and listed on attached Exhibit A has been transferred. Notwithstanding such transfer, <insert name of Subservicer> will be responsible for performing the servicing functions for these loans, including all remittances and communications required to be provided to you, and all communications regarding the loans and related insurance should be directed to <insert name of Subservicer>. Please amend your records to reflect that Fannie Mae, as the owner of these loans, is the Insured under the Policy.”
ARTICLE V
REPRESENTATIONS AND WARRANTIES
          Section 5.1 Representations and Warranties of Subservicer.
     Subservicer hereby makes the following representations and warranties as of the date of this Agreement:
     (a) Due Organization and Good Standing. Subservicer is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware. Subservicer meets all of the eligibility requirements under the Servicing Agreement and is a Fannie Mae-approved “Seller/Servicer;”
     (b) Authority and Capacity. Subservicer has all requisite organizational power, authority and capacity to carry on its business as it is now being conducted, to execute and deliver this Agreement, and to perform all of its obligations hereunder. Subservicer does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement;
     (c) Effective Agreement. The execution, delivery and performance of this Agreement by Subservicer and consummation of the transactions contemplated hereunder have been or will be duly and validly authorized by all necessary organizational or other action; this Agreement is a valid and legally binding agreement of Subservicer enforceable against Subservicer in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting generally the enforcement of creditors’ rights and the discretion of a court to grant specific performance;
     (d) No Conflict. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance with its terms and conditions, shall (a) violate, conflict with, result in the breach of, constitute a default under, be prohibited by, or require any additional approval under any of the terms, conditions or provisions of the articles of incorporation, by-laws or other organizational documents of Subservicer, as applicable, or of any mortgage, indenture, deed of trust, loan or credit agreement or other agreement or instrument to which Subservicer is a party or by which Subservicer is bound, or of any law, ordinance, rule or regulation of any governmental authority applicable to Subservicer, or of any order, judgment or decree of any court or governmental authority applicable to Subservicer, or (b) result in the creation or imposition of any lien, charge or encumbrance of any nature upon the Servicing Rights or the properties or assets of Subservicer;
     (e) Consents, Approvals and Compliance. Subservicer has in full force and effect (without notice of possible suspension, revocation or impairment) all licenses, approvals, permits, and other authorizations required under Applicable Requirements to service the Assets. Any requisite consents or approvals of other Persons to the execution and delivery of this Agreement, or the performance of the transactions contemplated hereby by Subservicer, have been or will be obtained prior to the Transfer Date or such other earlier or later date as expressly provided herein. Subservicer is approved and in good standing with Fannie Mae and each applicable Insurer. Subservicer has complied with, and is not in default under, any law, ordinance, requirement, regulation, rule, or order applicable to its business or properties, the violation of which might materially and adversely affect the operations or financial condition of Subservicer or its ability to perform its obligations hereunder;
     (f) Ordinary Course of Business. The transactions contemplated by this Agreement are in the ordinary course of business of Subservicer.
     (g) Litigation. There is no Action existing or pending, or to the best of Subservicer’s knowledge, threatened, or any order, injunction or decree outstanding, against or relating to Subservicer that could have a material adverse effect upon: (i) the Servicing Rights or Assets to be subserviced by Subservicer hereunder; (ii) the performance by Subservicer of its obligations under the Servicing Agreement; or (iii) the performance by Subservicer of its obligations under this Agreement.
     (h) Authority of Subservicer. Subservicer’s execution (and the delivery) of this Agreement has been (i) specifically approved by the Board of Directors of Subservicer, and such approval is reflected in the minutes of the meetings of such Board of Directors, or (ii) approved by an officer of Subservicer, who was duly authorized by the Board of Directors to enter into such types of transactions and such authorization is reflected in the minutes of the meetings of the Board of Directors. This Agreement constitutes a “written agreement” of Subservicer, and Subservicer shall continuously maintain such “written agreement” as an official record of Subservicer (or any successor thereto).
     (i) Insurance. Subservicer has in full force and effect all insurance required of a servicer pursuant to Applicable Requirements, and as necessary to perform its obligations hereunder and in accordance with Applicable Requirements.

ARTICLE VI
COVENANTS
          Section 6.1 Subservicer’s General Covenants.
     (a) Compliance with Applicable Requirements. Subservicer shall comply with all terms, covenants and obligations and satisfy all eligibility criteria applicable to a Fannie Mae-approved Seller/Servicer pursuant to the Servicing Agreement and Applicable Requirements. Subservicer shall at all times conduct its general business and servicing activities in accordance with Applicable Requirements.
     (b) Notification of Certain Events. Subservicer shall promptly notify Fannie Mae by sending an e-mail to [specialservicernonroutine_litigation@fanniemae.com] or by such other means as may be reasonably requested by Fannie Mae, but no less than within ten (10) days of its receipt or knowledge thereof, provided that if it is necessary to answer or respond to any event or matter or take any other action within a shorter timeframe in order to properly defend the claim or Action or reduce the amount or likelihood of Losses Subservicer shall provide earlier notice thereof, of any (i) notice Subservicer receives by or on behalf of any Borrower of a possible lawsuit or actual lawsuit directly or indirectly related to the Assets or Servicing Rights; (ii) denial of any insurance claim involving the Assets or Servicing Rights; (iii) deficiency in the prior origination or servicing of the Mortgage Loans discovered by Subservicer, including, but not limited to, violations of Applicable Requirements; (iv) other action, event or condition of any nature that may lead to or result in a material adverse effect upon the Assets or Servicing Rights, or the performance by Subservicer of any of its obligations under this Agreement; and (v) other action, event or condition of any nature that requires notice to Fannie Mae according to the Applicable Requirements.
     (c) Compliance Certificates. Subservicer shall deliver to Fannie Mae, on or before March 31 of each calendar year, beginning March 31, 2011, an officer’s certificate stating that:
     (i) a review of Subservicer’s activities during the preceding calendar year and of Subservicer’s performance under this Agreement has been made under such officer’s supervision; and
     (ii) to the best of such officer’s knowledge, based upon such review, Subservicer has fulfilled all its obligations under this Agreement throughout such calendar year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action Subservicer has taken and/or will take to cure such default.
     (d) Accountant’s Attestation. On or before March 31 of each year, beginning March 32, 2011, Subservicer at its expense shall cause a nationally recognized independent public accounting firm to furnish a statement to Fannie Mae to the effect that such firm has, with respect to Subservicer’s overall servicing operations, performed applicable tests in accordance with the Uniform Single Audit Program for Mortgage Bankers, and stating such firm’s conclusions relating thereto.

     (e) Payment of Indebtedness. Subservicer shall pay and discharge all of Subservicer’s debts and obligations timely and in accordance with their respective terms, unless the payment or discharge thereof is disputed in good faith by Subservicer.
     (f) Notice of Breach. Subservicer shall immediately notify Fannie Mae of any material failure or, to the best of Subservicer’s knowledge, any anticipated material failure on its part to observe and perform any representation, warranty, covenant or agreement required to be observed or performed by it hereunder.
     (g) Cooperation. Recognizing that Fannie Mae is the owner of the Servicing Rights and Fannie Mae is the owner of the Assets, and subject to the other obligations of Fannie Mae hereunder and under the Servicing Agreement, Subservicer will during the term of this Agreement cooperate fully with the employees, agents and representatives of Fannie Mae and ensure that Subservicer’s employees, agents and representatives also cooperate with such persons.
     (h) Disaster Recovery. Subservicer shall provide business continuity, disaster recovery, and backup capabilities and facilities, through which Subservicer will be able to perform its obligations hereunder with minimal disruptions or delays and meet all Applicable Requirements. Upon request, Subservicer shall provide to Fannie Mae copies of its written business continuity, disaster recovery, and backup plan(s). Subservicer will have, at a minimum, a secured backup site containing all hardware, software, communications equipment, and current copies of data and files necessary to perform Subservicer’s obligations hereunder. Transfer to the backup site shall occur within 24 hour(s) after system failure or other event that prevents Subservicer from operating as usual at its primary site. Subservicer shall test said plan(s) at commercially reasonable intervals, not less frequently than every 12 months or less frequently than required by Applicable Requirements or the requirements of Subservicer’s principal regulators, and shall provide Fannie Mae the results of said testing promptly thereafter. Subservicer may utilize third parties contracted by Subservicer to provide the foregoing.
     (i) Staff and Facilities. Subservicer will provide and supervise such well-trained and qualified personnel as are reasonably necessary to carry out Subservicer’s obligations under this Agreement.
          Section 6.2 Location of Subservicing.
     Subservicer shall not, without Fannie Mae’s prior written consent or as otherwise permitted under the SRA, perform any of its servicing obligations under this Agreement outside the United States, or delegate or outsource any of such obligations to any Person that performs such obligations outside the United States, or permit the books, data or records of Subservicer (including any NPI) to be located outside the United States.
          Section 6.3 Pilot Programs.
     Upon Fannie Mae’s reasonable request, Subservicer will participate in pilot programs designed or implemented by Fannie Mae with respect to a selection of Mortgage Loans (for example, a credit coaching pilot or a foreclosure prevention initiative). If any such pilot programs impose additional costs or expenses upon Subservicer, Fannie Mae and Subservicer shall discuss appropriate reimbursement of such costs and expenses on a per-pilot basis.
ARTICLE VII
CONFIDENTIALITY AND PROTECTION OF RECORDS
          Section 7.1 Confidential Information
     (a) If a Party (the “Receiving Party”) obtains access to Confidential Information (as defined below) of the other Party (the “Disclosing Party”) in connection with the negotiation of or performance under this Agreement, the Receiving Party agrees: (i) not to directly or indirectly disclose the Confidential Information to any third party without the Disclosing Party’s prior written consent, except (x) as specifically contemplated by this Agreement or (y) to third parties who have a need to know such Confidential Information in connection with the performance of services under this Agreement, and who are under an obligation to keep the disclosed information confidential, and provided that the Disclosing Party is responsible for the acts of the third parties in relation to the Confidential Information; and (ii) to use the Confidential Information only as reasonably necessary to perform its obligations under this Agreement.
     (b) “Confidential Information” means: (i) all information about or belonging to the Disclosing Party or a third party that is disclosed or otherwise becomes known to the Receiving Party in connection with this Agreement that is marked with a restrictive legend or otherwise identified as confidential at the time of initial disclosure, or, if not marked or otherwise identified, that a person in the mortgage servicing industry would reasonably understand to be confidential; (ii) all trade secrets, customer information and intellectual property owned or licensed by the Disclosing Party; and (iii) all personal information about individuals contained in the Disclosing Party’s records, or that is disclosed to or otherwise becomes known to the Receiving Party in connection with this Agreement (including, by way of example and without limitation, names, addresses, telephone numbers, social security numbers, drivers’ license numbers, credit card, debit card and other financial account numbers, payroll and other financial information, employee identification numbers and health information) (collectively, “NPI”).
     (c) As between Subservicer and Fannie Mae, all Confidential Information belonging or relating to any Borrower or Fannie Mae, including NPI obtained from Fannie Mae or in Fannie Mae’s possession, and information regarding Fannie Mae’s business, processes, policies, procedures, practices, personnel or customers, provided or made available to Subservicer by Fannie Mae will be deemed to be Fannie Mae Confidential Information for purposes of this Agreement.
     (d) The Receiving Party will use at least the same degree of care to protect the Confidential Information of the Disclosing Party from unauthorized disclosure or access that the Receiving Party uses to protect its own Confidential Information, but not less than due care as practiced in the mortgage servicing industry. The Receiving Party will immediately notify the Disclosing Party of any actual or suspected loss or unauthorized use, disclosure of or access to the Disclosing Party’s Confidential Information of which it becomes aware and take all steps reasonably requested by the Disclosing Party to limit, stop or otherwise prevent such loss or unauthorized use, disclosure or access.

     (e) Information of the Disclosing Party will not be considered Confidential Information if it: (i) was previously rightfully known by the Receiving Party free of any obligation to keep it confidential; (ii) is or becomes publicly known through no wrongful act of the Receiving Party; (iii) is independently developed by the Receiving Party without reference to the Confidential Information of the Disclosing Party; or (iv) is subject to disclosure pursuant to a subpoena, judicial or governmental requirement or order, provided that the Receiving Party has given the Disclosing Party sufficient prior notice of such subpoena, requirement or order to permit the Disclosing Party a reasonable opportunity to object to the subpoena, requirement or order and to allow the Disclosing Party the opportunity to seek a protective order or other appropriate remedy, if possible. Notwithstanding the foregoing, NPI shall be considered Confidential Information at all times for all purposes.
     (f) To the extent that Subservicer has access to Fannie Mae’s records (including records containing Confidential Information), Subservicer agrees to maintain, and to ensure that all of its subcontractors and agents maintain, appropriate measures to protect the security, confidentiality and integrity of such records as provided in this Article VII, including measures to protect against the unauthorized use, access, destruction, loss or alteration of such records.
     (g) Fannie Mae and Subservicer will obtain the other’s prior written consent before publicly using any advertising, written sales promotion, press releases, references to this Agreement, or other publicity matters relating to this Agreement or in which the other’s name is used or may reasonably be inferred. Notwithstanding the foregoing, Fannie Mae and Subservicer may include the other’s name and a factual description of the work performed under this Agreement in internal business planning documents and whenever necessary to comply with GAAP or applicable laws. The specific terms of this Agreement will be treated as the Confidential Information of both Parties, which may be disclosed by a Party only to the extent reasonably necessary, (i) to Governmental Authorities with authority over such Party, and such Party’s legal, accounting and financial advisors, and (ii) to subcontractors or other third parties that will be providing services in connection with this Agreement and who are under an obligation to protect the confidentiality of the Confidential Information.
     (h) In furtherance, and not in limitation, of the foregoing, the Parties agree to the specific obligations and restrictions set forth in Sections 7.2 — 7.4 below.
          Section 7.2 Risk Review Process; Information Security
     (a) Risk Review Process. Fannie Mae from time to time may perform risk assessments relating to Subservicer in connection with this Agreement and Applicable Requirements.
     (b) Information Security Standards and Procedures.
     (i) Subservicer will transfer to Fannie Mae and any third party performing or receiving services that are incidental to this Agreement only that NPI which it is necessary to transfer in order to fully perform such services, and such transfers will be in accordance with the applicable provisions of Section 7.3.

     (ii) Subservicer will implement and maintain policies, procedures and programs to manage system, privacy, network and data security, to include vulnerability/patch management, antivirus scanning, management of physical computing assets and configuration of network security hardware (collectively, “IT Security Risk Management Policies”). Subservicer’s IT Security Risk Management Policies will meet or exceed industry standards and Fannie Mae may review Subservicer’s IT Security Risk Management Policies. It is not contemplated that Subservicer will store, transmit, or process payment card account numbers or authentication data in connection with the services provided pursuant to this Agreement, but if Subservicer does so in the future, Subservicer will comply with applicable Payment Card Industry Data Security Standards (PCI DSS), or such other standards as the Parties may mutually agree to at the time. Subservicer may utilize third parties contracted by Subservicer to assist in its implementation and compliance with the foregoing.
     (iii) The effectiveness of Subservicer’s IT Security Risk Management Policies will be validated by Subservicer by means of independent assessment in a form common in the industry (an “Independent Security Assessment”), at least once during each calendar year during the term of this Agreement, starting with the first calendar year in which Subservicer has performed servicing for at least six months. All Independent Security Assessments will include network perimeter penetration testing. In the event that an application is hosted by Subservicer and made available to any party on the Internet in connection with this Agreement, the Independent Security Assessment will also include application security testing. Subservicer will provide Fannie Mae with a copy or summary of its Independent Security Assessment within 45 days of its receipt of the Independent Security Assessment. Subservicer will promptly remedy or implement compensating controls for any adverse findings or vulnerabilities noted in an Independent Security Assessment to Fannie Mae’s reasonable satisfaction.
     (iv) Subservicer will provide such information and reports regarding the operational risks relating to Subservicer’s use of technology in connection with this Agreement, and periodic reports regarding Subservicer’s compliance with this Section 7.2, as may be reasonably requested from time to time by Fannie Mae.
     (c) Breach. Without limiting the applicability of any other remedies for breach of this Agreement as provided herein, Subservicer specifically acknowledges and agrees that any of the following will constitute a breach of this Agreement in respect of which Fannie Mae may exercise its termination and other rights and remedies as provided in Section 10.3: (i) Subservicer fails to participate in the Risk Review Process; or (ii) any adverse findings or vulnerabilities identified during the Risk Review Process or noted in an Independent Security Assessment are not remedied within a commercially reasonable time period.
          Section 7.3 Privacy
     (a) The Parties acknowledges that Fannie Mae and Subservicer are or may be subject to U.S. and/or international laws governing the privacy, confidentiality, processing and movement of NPI provided or made accessible to them in connection with this Agreement (collectively, the “Privacy Laws”).

     (b) Each Party will perform its obligations under this Agreement in a manner that complies with all applicable Privacy Laws relating to the collection, use, processing, storage, protection, disclosure, and destruction of NPI and with all Fannie Mae data protection and privacy policies provided by Fannie Mae to Subservicer from time to time. In addition, Subservicer will perform its obligations under this Agreement in a manner that complies with all Subservicer data protection and privacy policies in place, as the same may be updated from time to time.
     (c) Neither Party will knowingly take any action that puts the other Party in breach of its obligations under the Privacy Laws and nothing in this Agreement will be deemed to prevent a Party from taking the steps it reasonably deems necessary to comply with the Privacy Laws.
     (d) Subservicer is prohibited from disclosing, directly or indirectly, intentionally or negligently, to any affiliate or third party, any NPI, unless: (i) Fannie Mae gives specific consent prior to the disclosure of the information; (ii) the disclosure is specifically contemplated by this Agreement; or (iii) the disclosure is required in order to fully perform any services under this Agreement.
     (e) Subservicer represents that it has and covenants that it will continue to have administrative, technical, and physical safeguards reasonably designed: (i) to ensure the security and confidentiality of NPI; (ii) to protect against any anticipated threats or hazards to the security or integrity of NPI; and (iii) to protect against unauthorized acquisition of, access to or use of NPI which could result in a “breach” (as that term is defined under applicable Privacy Laws) or substantial harm to Fannie Mae, any Fannie Mae employee or customer, or any individual about whom Fannie Mae has or collects financial and other information, including, but not limited to, any Borrower. As necessary for Fannie Mae to meet its own reporting and compliance requirements, Fannie Mae will have the right to request and receive annual certifications from Subservicer regarding Subservicer’s compliance with the Privacy Laws and Fannie Mae policies.
     (f) If Fannie Mae reasonably believes that the provisions of this Section 7.3 may have been breached, then, subject to Subservicer’s reasonable security restrictions and upon reasonable notice, Fannie Mae and its representatives will have access to Subservicer personnel, books, files and affairs relating to this Agreement and the services performed by Subservicer hereunder during normal business hours at Subservicer’s offices as is reasonably necessary for Fannie Mae to obtain all information concerning compliance by Subservicer with this Section 7.3.
          Section 7.4 Duties and Responsibilities in the Case of a Breach
     (a) In the event that either Party becomes aware of an intrusion or other security breach that results in the loss, or unauthorized use, disclosure, or acquisition of, or access to the other Party’s Confidential Information (each, an “Incident”), such Party will notify the other promptly upon discovering the Incident. Notice will be in writing and sent to each of the individuals identified for notice purposes in this Agreement and, in the case of an Incident involving Fannie Mae Confidential Information, via email to privacy_working_group@fanniemae.com and to technology_risk_management@fanniemae.com.

     (b) The notifying Party will cooperate with all requests for information and access to such Party’s premises by the other Party with respect to such other Party’s Confidential Information, including all applicable technology, wherever located. The notifying Party will also cooperate with government agencies and law enforcement entities as may be required. In the case of an Incident involving Fannie Mae Confidential Information or any other NPI, Fannie Mae will have the sole right to decide whether it will conduct its own investigation, investigate the Incident together with Subservicer, or allow Subservicer to lead the investigation.
     (c) If a Party reasonably determines that affected individuals must be notified of the Incident, and the Incident was due to the other Party’s breach of its obligations under this Agreement, the Party in breach will pay for all reasonable expenses related to the investigation of the Incident, the cost of the notifications, the cost of credit monitoring services, and other customary remediation costs, including the other Party’s reasonable legal expenses, and any fines imposed by any Governmental Authority.
     (d) The Parties will reasonably cooperate to limit, stop, prevent or remediate any such loss or misuse of Confidential Information, including NPI.
ARTICLE VIII
AUDITS AND RECORDS
     Subservicer will provide Fannie Mae with commercially reasonable assistance in meeting its Audit requirements as set forth in this Article. This Article specifically supersedes any audit provisions to the contrary in the Servicing Agreement.
          Section 8.1 Audit Rights
     (a) Subject to Section 8.1(b), Fannie Mae and its agents, auditors (internal and external), other representatives and Governmental Authorities as Fannie Mae may designate in writing (collectively, “Auditors”) will have the right to inspect, examine and audit the systems, records, data, practices and procedures of Subservicer (and any of its affiliates or subcontractors) that are used in performing Subservicer’s obligations under this Agreement or pertain to the performance of such obligations (collectively, “Audits”) for any of the following purposes: (i) to verify the accuracy of Subservicer’s financial statements, invoices and billing statements; (ii) to verify the integrity of Fannie Mae Confidential Information and NPI and compliance with the data privacy, data protection, confidentiality and security requirements of this Agreement; and (iii) to verify the audited party’s compliance with any other provisions of this Agreement and Applicable Requirements.
     (b) Audits will be conducted with reasonable notice during normal business hours. Subservicer (and its affiliates and subcontractors) will cooperate fully with Fannie Mae and its Auditors in conducting Audits and provide such assistance as the Auditors reasonably require to carry out the Audits, including assisting with the installation and operation of audit software, which software shall be subject to the reasonable review and approval of Subservicer’s IT Department. Fannie Mae will use commercially reasonable efforts to have Governmental Authorities comply with the foregoing, but a Governmental Authority’s failure to do so will not constitute a breach of this Agreement by Fannie Mae.

     (c) Audits will be conducted at Fannie Mae’s expense.
     (d) If any Audit of Subservicer’s charges determines that Subservicer has incorrectly invoiced or otherwise charged any amounts to Fannie Mae, and Fannie Mae and Subservicer agree with such Audit, Subservicer will issue, on the next invoice submitted to Fannie Mae, a credit or debit, as appropriate, to correct the inaccuracy.
          Section 8.2 Audit Follow-up
     Following an Audit, Fannie Mae may provide Subservicer with a written report summarizing the Audit’s findings as to any actual or potential errors or problems affecting the performance of services under this Agreement or Fannie Mae Confidential Information or any other NPI, violations of this Agreement or other issues pertaining to Subservicer (or any of its affiliates or subcontractors involved in providing services under this Agreement) (each, an “Audit Finding”). Within 30 days after receiving a report from Fannie Mae containing Audit Findings, Subservicer will meet with Fannie Mae to discuss such Audit Finding and to mutually agree upon the appropriate manner, if any, in which to respond to the changes suggested by the Audit report.
          Section 8.3 Records
     (a) In support of Fannie Mae’s Audit rights, Subservicer will keep and maintain (i) financial records relating to this Agreement in accordance with GAAP applied on a basis consistent with Applicable Requirements; (ii) records substantiating Subservicer’s invoices and billing statements; (iii) records pertaining to Subservicer’s compliance with Applicable Requirements; (iv) records of security incidents and customer complaints; and (v) such other operational records pertaining to performance of Subservicer’s obligations under this Agreement as Subservicer keeps in the ordinary course of its business. Subservicer will retain such records for the longer of two years after the termination of this Agreement or as required by Applicable Requirements. Subservicer will make copies of such records available to Auditors for examination and copying upon request subject to the provisions of this Article VIII. For the avoidance of doubt, Subservicer’s obligations under this paragraph are in addition to, and without any derogation of, its obligations under other provisions of this Agreement to provide operational reports and records to Fannie Mae.
     (b) Upon request by Fannie Mae, Subservicer will, within a reasonable period of time, electronically deliver (unless mutually agreed otherwise) all, or a portion of, the Asset records and documents that Subservicer has responsibility for to Fannie Mae or its designee in the manner provided in the Servicing Agreement.
          Section 8.4 Subservicer Audits
     (a) Without derogating in any way from Fannie Mae’s Audit rights, Subservicer will conduct its own quality control and internal audit reviews pertaining to its performance of services under this Agreement of its general servicing operations consistent with the quality control and audit practices of well managed companies that perform similar services and in accordance with Applicable Requirements. At a minimum, Subservicer will perform an annual Independent Security Assessment as required by Section 7.2.

     (b) Subservicer shall report all results of quality control and internal audit reviews to Fannie Mae as they are produced, and in any event not later than thirty (30) days after completion, specifically including, but not limited to (i) results that pertain to the Mortgage Loans or systems, processes, protocols or procedures that are the same as, or substantially similar to, systems, processes, protocols or procedures used by Subservicer with respect to the Mortgage Loans, and (ii) [summary results solely pertaining to mortgage loans other than the Mortgage Loans], provided, however, that in no event shall Subservicer be required to divulge loan-level information or NPI in connection with the summary results described in this clause for any Mortgage Loans which are not subserviced by Subservicer for Fannie Mae. To the extent the resulting report reveals an actual or potential material adverse effect on Fannie Mae or Borrowers, Subservicer will provide such report to Fannie Mae as soon as reasonably practicable and will include with such report Subservicer’s proposed plan to correct any errors or problems identified in the audit report as soon as reasonably possible. Fannie Mae reserves the right to contract with independent contractors to ensure Subservicer’s compliance with all applicable quality control requirements at Fannie Mae’s cost and subject to reasonable privacy, security and confidentiality requirements.
          Section 8.5 Reports Concerning Governmental Reviews
     Subservicer shall report all results of quality control, audit reviews and examinations, evaluations and reviews performed by Governmental Authorities and Insurers to Fannie Mae in accordance with Applicable Requirements, unless prohibited by law or regulation.
          Section 8.6 Further Agreements
     Subservicer is responsible for having in place with its affiliates and subcontractors that are used in performance of services under this Agreement such agreements as are necessary to give effect to Fannie Mae’s Audit rights under this Article VIII.
ARTICLE IX
DEFAULT AND INDEMNIFICATION
          Section 9.1 Event of Default.
     (a) The occurrence of any of the following shall constitute an Event of Default hereunder by Subservicer:
     (i) Subservicer commits a material breach of this Agreement, which is not cured within fifteen (15) calendar days;
     (ii) Subservicer commits a breach of the MSSC or Guide;
     (iii) Subservicer fails to maintain its status as an approved Fannie Mae seller/servicer; or

     (iv) Subservicer’s failure to comply with this Agreement causes or results in a breach of security with respect to any of the services provided hereunder by Subservicer that results in the unauthorized use or disclosure of any NPI.
          Section 9.2 Indemnification.
     (a) Indemnification by Subservicer. Subservicer shall indemnify and hold Fannie Mae, its directors, officers and employees, harmless from, and shall reimburse Fannie Mae, its directors, officers and employees, for, any and all Losses incurred to the extent that such Losses arise out of, relate to, or result from:
     (i) Any breach of any representation or warranty of Subservicer hereunder or the non-fulfillment of any term, covenant, condition, agreement or obligation of Subservicer set forth in this Agreement, or in any schedule, exhibit or certificate furnished pursuant hereto, or any default or failure to perform by Subservicer hereunder; or
     (ii) Any failure of Subservicer, on or after the Transfer Date, to comply with Applicable Requirements with respect to the Servicing Rights or any of the Assets.
Notwithstanding any provision to the contrary in this Section 9.2(a), Subservicer shall have no obligation to indemnify or hold Fannie Mae harmless from and against that portion of any claim for indemnification that arises from any fact or circumstance for which Subservicer is entitled to indemnification by Fannie Mae pursuant to Section 9.2(b). Further, Fannie Mae will not enforce against Subservicer (i) claims or Losses relating to any representations and warranties made by a third party and related to the sale or origination of the Mortgage Loans, whether contained in the Servicing Agreement or otherwise; nor for (ii) any servicing deficiencies, to the extent any servicing deficiency is caused solely by any action or failure of Prior Servicer. Notwithstanding the foregoing, Subservicer shall be liable for any damage or loss to Fannie Mae that is caused by Subservicer’s failure to notify Fannie Mae of such claims or Losses, take any corrective action reasonably requested by Fannie Mae, to the extent any such corrective action is reasonably able to be taken by Subservicer, or any other failure in Subservicer’s performance of its responsibilities on or after the Transfer Date.
     (b) Indemnification by Fannie Mae. Fannie Mae shall indemnify and hold Subservicer harmless from, and shall reimburse Subservicer for, all Losses incurred to the extent that such Losses arise out of, relate to, or result from the following: (i) any material breach of any representation and warranty of Fannie Mae hereunder; (ii) the non-fulfillment of any term, covenant, condition, agreement or obligation of Fannie Mae set forth in this Agreement or in any schedule, exhibit or certificate furnished pursuant hereto; (iii) any acts or omissions of the Prior Servicer; (iv) a claim by a Borrower under a Mortgage Loan to the extent that such claim arises out of alleged acts or omissions of the Prior Servicer or originator concerning such Borrower’s Mortgage Loan; or (v) a claim arising from the data integrity and availability of information regarding the Mortgage Loans where such data and information was not within Subservicer’s control or possession and the claim could not have been avoided with the exercise of reasonable diligence by Subservicer.

     (c) Subservicer shall not be liable for any (i) denied reimbursements due to inability to provide supporting documentation for advances made during the tenure of any Prior Servicer, (ii) losses resulting from improper foreclosures due to an inability to provide supporting documentation which should have been provided to Subservicer by any Prior Servicer and (iii) any liability or penalties arising from an MHA-C audit, or the like, related to modifications which do not have supporting documentation which should have been provided to Subservicer by any Prior Servicer.
     (d) Notice and Settlement of Claims. Subservicer will be responsible for the management and administration of all loan level Actions relating to the Mortgage Loans, as set forth in the Servicing Agreement. Without limiting the applicability of any other notice provisions in this Agreement, Subservicer shall provide notice of any non-routine litigation or other indemnifiable matter involving Fannie Mae, an Asset or the Servicing Rights by sending an e-mail to [specialservicernonroutine_litigation@fanniemae.com], or by such other means as may be reasonably requested by Fannie Mae, within ten (10) days of its receipt or knowledge thereof. provided, that if it is necessary to answer or respond to any such claim or take any other action within a shorter timeframe in order reduce the likelihood of success of such claim or the Losses that may result, Subservicer shall provide earlier notice thereof, and Fannie Mae shall have no liability for any Losses resulting from a delay in delivery of such notice by Subservicer. Such notice shall include all available information relevant to the Action or claim, as well as to the question whether a third party (such as a Prior Servicer) should be notified of and/or assume control of responding to or defending the Claim, to the extent known by Subservicer.
     Fannie Mae shall have the right to assume some or all of the control or defense of any subservicing claim or Action, including by transfer of some or all of the control or defense of such subservicing claim to a Prior Servicer or other third party. In connection therewith, Subservicer shall make available such information and assistance as Fannie Mae or such Prior Servicer or other third party may reasonably request, including any witnesses, pertinent records, materials and information in Subservicer’s possession or under Subservicer’s control, at Fannie Mae’s, Prior Servicer’s or other third party’s expense.
     If Subservicer retains control over the defense of a subservicing claim or Action as permitted herein, Subservicer and Fannie Mae (and to the extent requested by Fannie Mae, the applicable Prior Servicer or other third party) shall confer in good faith, and Subservicer shall reasonably consider suggestions from Fannie Mae and its counsel regarding the control or defense of the subservicing claim or Action. The parties may jointly agree upon counsel reasonably acceptable to such parties to represent them to defend the subservicing claim, and when appropriate, shall enter into joint defense agreements for retaining joint counsel. Subservicer shall follow any directions from Fannie Mae to bill all or any portion of the Losses or any cost or expenses of the defense of such subservicing claim to a third party, provided that Fannie Mae shall remain liable for such amounts to the extent provided in this Agreement.
     Each Party to this Agreement shall promptly (but in all cases within ten (10) days and in accordance with Section 6.1(b)) notify the other Party in writing of the existence of any matter known to it giving rise to any obligation of the other Party under this Section 9.2 and, in the case of any Claim brought by a third party which may give rise to any such obligation, each Party shall promptly (but in all cases within ten (10) days and in accordance with Section 6.1(b)) notify the other Party of the making of such Claim or the commencement of such action by a third party as and when same becomes known to it. Subject to Applicable Requirements and to Section 9.2(d), the indemnifying Party (the “Indemnifying Party”) may, at its own cost and expense, assume and control the defense of any third-party claim, including, without limitation, the right to designate counsel and to control all negotiations, litigation, settlements, compromises and appeals of any such claim or potential claim; provided, however, that the counsel is reasonably satisfactory to the indemnified Party (“Indemnified Party”) in the exercise of its reasonable discretion. The Party not controlling the defense or prosecution of any such third-party claim may participate at its own cost and expense. Following the full discharge of the Indemnifying Party’s obligations, the Indemnified Party shall, subject to Applicable Requirements or other requirements of Fannie Mae, assign to the Indemnifying Party any and all related claims against third parties. Subject to Applicable Requirements, promptly after receipt, the Indemnified Party shall refund to the Indemnifying Party the amounts of all recoveries received by the Indemnified Party with respect to any claim with respect to which it was also reimbursed for Losses by the Indemnifying Party.
     Subject to Applicable Requirements, following the receipt of written notice from the Indemnified Party of a demand for indemnification, the Indemnifying Party shall seek to cure the problem giving rise to the demand, if possible, and pay the amount for which it is liable, or otherwise take the actions which it is required to take within thirty (30) days or such other time as may be required by Fannie Mae, the Insurer or other third-party claimant. Subject to Applicable Requirements, as to any claim for indemnity for which notice is given as hereinbefore provided, the corresponding obligation of indemnity shall continue to survive until whichever of the following events first occurs: (i) the Indemnifying Party shall have discharged its obligation of indemnity to the Indemnified Party with respect to such claim, as required hereunder; (ii) a court of competent jurisdiction shall have finally determined that the Indemnifying Party is not liable to the Indemnified Party with respect to such claim; or (iii) the Indemnified Party shall have released in writing (or be held by a court of competent jurisdiction to have released) the Indemnifying Party from any liability with respect to such claim.
     (e) Mitigation of Losses. An Indemnified Party shall, to the extent practicable and reasonably within its control, make good faith efforts to mitigate any Losses of which it has adequate notice, provided that an Indemnified Party shall not be obligated to act in a manner which it reasonably believes is adverse to its own best interests. Subject to Applicable Requirements, nothing in this Section 9.2 shall be construed as obligating either Party to sue any third party.
     (f) Subservicer Rights and Obligations with Respect to Fannie Mae. With respect to Fannie Mae as the owner of the Mortgage Loans, Subservicer shall have all the rights and obligations of a Servicer of the Mortgage Loans under the Servicing Agreement regarding responsibility and liability for losses, costs, expenses, damages or claims (including attorneys’ fees) incurred by Fannie Mae in connection with the default or foreclosure of Mortgage Loans, other than those that occur as a result of the enumerated liabilities set forth in 9.2(b) and (c) for which Subservicer shall have no obligation.
     (g) Repurchase Claims. Notwithstanding anything in this Agreement or the Servicing Agreement to the contrary, in no event shall Subservicer be obligated to purchase Fannie Mae’s interest in any Mortgage Loan, unless the repurchase obligation arises from a servicing violation by Subservicer that occurs on or after the Transfer Date.
ARTICLE X
TERM AND TERMINATION
          Section 10.1 Term of the Agreement
     This Agreement shall continue and remain in effect until terminated as provided in this Article X.
          Section 10.2 Termination For Convenience
     Fannie Mae may terminate this Agreement for convenience (i.e., for any reason or no reason) by giving Subservicer written notice to that effect (i) specifying termination of this Agreement in whole or in part as to a portion of the Servicing Rights, as the case may be and (ii) designating the termination date, which shall be not less than 60 days from the date of such notice. In the event of a termination by Fannie Mae for convenience, Fannie Mae shall pay any termination fees specified on Exhibit D unless modified in the applicable Subservicing Appendix following the termination date.
          Section 10.3 Termination For Default
     (a) By giving Subservicer written notice and designating the termination date, which may be simultaneous with the date of such written notice, Fannie Mae may terminate this Agreement for an Event of Default by Subservicer.
     (b) Termination for default by Fannie Mae will be without prejudice to and with full reservation of any other rights and remedies available to it.
     (c) No termination fees shall be payable in connection with any such termination.
          Section 10.4 Termination For Regulatory Event
     Either Party may terminate this Agreement in whole or in part by giving the other Party at least 30 days prior written notice and designating the termination date if there is a Regulatory Event or changes are made to applicable law that would prohibit, prevent, or materially impair such Party’s continuing this Agreement with the other Party with respect to all or specific Assets, which termination will not be considered to be a termination for convenience or a termination for default. No termination fees shall be payable in connection with any such termination.
          Section 10.5 Termination For Other Circumstances
     Fannie Mae may terminate this Agreement by notice to Subservicer in the event of a breach of any covenant under the SRA for which the SRA could be terminated by Fannie Mae. No termination fees shall be payable in connection with any such termination.

          Section 10.6 Other Termination Provisions
     In the event a Mortgage Loan is purchased, or repurchased as the case may be, by Subservicer, Prior Servicer, or any other third party, this Agreement shall automatically terminate with respect to such Mortgage Loan, and such termination will not be considered to be a termination for convenience or a termination for default. No termination fees shall be payable in connection with any such termination.
          Section 10.7 Duties Upon Termination; Transfer of Books, Records and Accounts
     (a) Regardless of the basis for termination or expiration of this Agreement (in whole or in part), commencing upon a notice of the termination of this Agreement, and continuing after the effective date of expiration or, if applicable, termination of this Agreement (as such effective date may be extended pursuant to Section 10. 8 ), Subservicer will provide reasonable assistance with the transfer of the terminated servicing to another Person in accordance with Applicable Requirements. Subservicer will use commercially reasonable efforts to minimize Fannie Mae’s costs and management time resulting from the cessation of the terminated servicing and to minimize the implementation time for the transfer of the terminated servicing to Fannie Mae and/or its successor servicer or subservicer.
     (b) Without limiting the generality of the forgoing, subject to and in accordance with Applicable Requirements and Fannie Mae’s and any successor servicer’s or subservicer’s reasonable instructions, Subservicer shall timely deliver to the successor servicer or subservicer (or at Fannie Mae’s direction, to Fannie Mae or Fannie Mae’s other designee) (i) all funds received with respect to the Assets which have not yet been remitted to Fannie Mae and an accounting for and reconciliation of all funds and accounts, (ii) all books, records, documents, files, data tapes and other information and data related to the Assets and their servicing, in an orderly manner, and (iii) confirmation that the identity of the servicer or subservicer of the Mortgage Loans registered with MERS has been changed to the successor servicer or subservicer. Such transfers and actions shall be at Subservicer’s expense, unless this Agreement is terminated by Fannie Mae in accordance with Section 10.2(a).
          Section 10.8 Extension of Expiration or Termination Date
     Subservicer acknowledges that the services provided under this Agreement are vital to Fannie Mae and must continue without interruption during any transition period (except as otherwise directed by Fannie Mae) if Fannie Mae decides to perform such services itself or engage a successor servicer or subservicer to perform them, or to provide an orderly wind-down of servicing in the event of a partial or complete cessation or termination of servicing with respect to any or all Assets. To provide for the orderly completion of any such transition, Fannie Mae will have the right to extend the effective date of termination or expiration one or more times as it elects, in its discretion, provided that the total of all such extensions shall not exceed 90 days following the effective date of termination or expiration in place immediately prior to the initial extension under this Section. Fannie Mae will use commercially reasonable efforts to exercise this option by so notifying Subservicer at least 30[, but in no event less than twenty (20),] days before the impending expiration or termination date.

ARTICLE XI
MISCELLANEOUS PROVISIONS
          Section 11.1 Supplementary Information.
     From time to time, Subservicer shall furnish to Fannie Mae such information supplementary to the information contained in the documents and schedules delivered pursuant hereto which is reasonably available to Subservicer, as Fannie Mae may reasonably request including information that may be necessary to enable Fannie Mae to file any reports due to any Insurer in connection with the Mortgage Loans or Servicing Rights.
          Section 11.2 Further Acts.
     Fannie Mae and Subservicer each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary to effectuate the purposes of this Agreement. Fannie Mae and Subservicer shall cooperate in good faith to consummate the transactions contemplated by this Agreement.
          Section 11.3 Survival.
     Sections 2.5, 2.11, 6.1(c), 7.1, 7.3, 7.4, 9.2, 10. 7, 11.3, 11.9, 11.12, 11.13 and 11.14 of this Agreement, and any other provision of this Agreement that contemplates or governs performance or observance subsequent to its termination or expiration, will survive the expiration or termination of this Agreement for any reason, including, without limitation, any indemnification obligations or representations and warranties hereunder.
          Section 11.4 Assignment.
     Subservicer shall not assign, sublicense, charge or otherwise encumber any of its rights or obligations under this Agreement without the prior written consent of Fannie Mae.
          Section 11.5 Subcontracting
     (a) Subservicer may not delegate or otherwise subcontract any of its obligations under this Agreement, except in accordance with the Servicing Agreement, SRA or with Fannie Mae’s prior written approval. If Subservicer does delegate or subcontract any of its obligations, it will flow down applicable terms and conditions of this Agreement, including provisions regarding audits on the same terms as set forth herein.
     (b) Subservicer will require and cause its affiliates and subcontractors to comply with all relevant and applicable provisions of this Agreement, the Servicing Agreement, and the SRA, but Fannie Mae will not be deemed a party to any agreement or arrangement with an affiliate or a subcontractor. Subservicer is responsible for supervising and managing all affiliates and subcontractors and for paying all amounts owed to them. Subservicer will be fully accountable for the acts and omissions of all affiliates and subcontractors, as if such acts and omissions were its own.

     (c) Subservicer may also engage individual independent contractors to supplement its employee workforce. Subservicer will be fully responsible to Fannie Mae for its independent contractors, as if they were employees of Subservicer.
          Section 11.6 Notices.
     Except as otherwise expressly permitted by this Agreement, all notices and statements to be given under this Agreement are to be in writing, delivered by hand, facsimile, national overnight mail service, or first class United States mail, postage prepaid and certified with return receipt requested, to the following addresses or facsimile numbers, as applicable (which addresses and facsimile numbers may be revised by notice):
if to Fannie Mae to:
Fannie Mae
3900 Wisconsin Avenue, N.W.
Washington, D.C. 20016
Attention: Deputy Chief Financial Officer
Fax: (202) 752-2868
With a copy to:
Fannie Mae
3900 Wisconsin Avenue, N.W.
Washington, D.C. 20016
Attention: General Counsel
Fax: (202) 752-6952
And:
National Servicing Organization
14221 Dallas Parkway
Suite 1000
Dallas, Texas 75254
Attention: Vice President — Servicing Portfolio Management
Fax: (240) 699-2486
If to Subservicer, to:
Nationstar Mortgage LLC
350 Highland Drive
Lewisville, TX 75067
Attention: Attn: General Counsel
Fax: 469-549-2085
     All notices and statements shall be deemed effective upon receipt.

          Section 11.7 Entire Agreement.
     This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof. No amendments, modifications or supplements of this Agreement shall be binding unless executed in writing by the Parties. The exhibits and schedules are part of this Agreement.
          Section 11.8 Binding Effect; Third Parties.
     This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person, other than the Parties and their successors and permitted assigns, any rights, obligations, remedies or liabilities.
          Section 11.9 Applicable Laws.
     This Agreement shall be construed in accordance with federal law and the laws of the State of New York, without reference to the choice of law or conflicts of law provisions thereof.
          Section 11.10 Counterparts.
     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
          Section 11.11 Time of Essence.
     Time is of the essence in the performance of the obligations stated in this Agreement.
          Section 11.12 No Remedy Exclusive.
     Except as otherwise set forth in this Agreement, no remedy under this Agreement is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to any remedies given under this Agreement and the Servicing Agreement or existing at law or in equity. Fannie Mae reserves all rights, remedies and powers available to it under any contracts or agreements with Subservicer, at law or in equity.
          Section 11.13 Construction.
     This Agreement shall be construed and interpreted fairly as to both Parties and not in favor or against either Party, regardless of which Party prepared this Agreement.
          Section 11.14 Attorneys’ Fees and Expenses.
     If either Party brings suit against the other Party as a result of any alleged breach or failure by the other Party to fulfill or perform any covenants or obligations under this Agreement, then the prevailing Party in such action shall be entitled to receive from the non-prevailing Party reasonable attorneys’ fees incurred in connection with such action and all costs of suit at both trial and appellate levels.

          Section 11.15 Waiver.
     Any forbearance by a Party in exercising any right or remedy under this Agreement or otherwise afforded by applicable law shall not be a waiver or preclude the exercise of that or any other right or remedy. Fannie Mae does not waive and has not waived any defaults or breaches of Subservicer under the Servicing Agreement, any document custody agreement, or any other contact or agreement of Subservicer.
          Section 11.16 Relationship of Parties.
     Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the Parties. The duties and responsibilities of Subservicer shall be rendered by Subservicer as an independent contractor and not as an agent of Fannie Mae. Subservicer shall have full control of all of its acts and proceedings relating to or in connection with the discharge of its duties and responsibilities under this Agreement.
          Section 11.17 Interpretive Principles.
     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:
     (a) Terms used in this Agreement have the meanings assigned to them in this Agreement (as defined herein), and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender.
     (b) Accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.
     (c) References herein to a “Section,” shall be to the specified section(s) of this Agreement and shall include all subsections of such section(s).
     (d) The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provisions.
     (e) Section headings and other similar headings are not to be considered part of this Agreement, are solely for convenience of reference, and shall not affect the meaning or interpretation of this Agreement or any of its provisions.
     (f) Each reference to any federal, state or local statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder.
          Section 11.18. Conflicting Provisions.
     Notwithstanding anything contained herein or in the SRA to the contrary, the Parties expressly agree that to the extent that any conflicts result between the terms of this Agreement and the SRA, the terms of this Agreement shall control, unless as to any specific matter this Agreement expressly states the SRA shall control.

(Signatures to Follow)

     IN WITNESS WHEREOF, each of the undersigned Parties to this Agreement has caused this Agreement to be duly executed in its name by one of its duly authorized officers, all as of the date first above written.

FANNIE MAE		NATIONSTAR MORTGAGE LLC

By:	/s/ Leslie Peeler	By:	/s/ Jay Bray
	Name: Leslie Peeler		Name: Jay Bray
	Title: VP, Special Assets		Title: CFO

EXHIBIT A
DEFINITIONS
     “Accepted Servicing Practices” means, with respect to any Asset, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Asset in the jurisdiction where the related Mortgage Property is located, but in no event less than the servicing practices required by the Servicing Agreement.
     “Action” means any litigation, claim, action, suit, arbitration, inquiry, proceeding, investigation or similar proceeding by or before any Governmental Authority or arbitrator.
     “Advances” means amounts advanced by Subservicer in connection with an Asset and in accordance with Applicable Requirements, including, without limitation, principal, interest, taxes, ground rents, assessments, insurance premiums and other costs, fees and expenses pertaining to the acquisition of title to, preservation, repair and conveyance of the Assets, together with all rights of reimbursement from Borrowers, Insurers, or otherwise. The term “Advances” shall not include any amount advanced by Subservicer as a result of Subservicer’s failure to comply with or otherwise perform its obligations under this Agreement or the Servicing Agreement.
     “Agreement” means this Subservicing Agreement, including all amendments, supplements (including, but not limited to, any supplemental agreement setting forth certain “high touch” servicing protocols, support of a loan performance advisor or other third-party surveillance consultant, and certain additional compensation available to Subservicer), exhibits and schedules hereto.
     “Ancillary Fees” means all fees derived from the Mortgage Loans and retained by Subservicer, excluding Servicing Fees and Subservicing Fees attributable to the Mortgage Loans, including but not limited to late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges collected from or assessed against any Borrower, other than those charges payable to an Insurer or Fannie Mae under the terms of the Servicing Agreement.
     “Applicable Requirements” means, as of the time of reference, (i) all contractual obligations of a Servicer with respect to the applicable Servicing Rights, including, without limitation, those contractual obligations contained herein, in the Servicing Agreement, in any agreement with any Insurer or Fannie Mae or in the Servicing Agreement or in any document which is part of the Mortgage File for which a Servicer is responsible; (ii) all applicable federal, state and local laws, statutes, rules, regulations and ordinances applicable to a Servicer, or to the applicable Servicing Rights or the origination, purchase, sale, enforcement and insuring or guaranty of, or filing of claims in connection with, the related Assets, including, without limitation, the applicable requirements and guidelines of Fannie Mae or any Insurer, or any governmental agency, board, commission, instrumentality or other governmental or quasi-governmental body or office; (iii) all other judicial and administrative judgments, orders, stipulations, awards, writs and injunctions applicable to a Servicer that have been disclosed to Fannie Mae, the applicable Servicing Rights or the related Asset; (iv) the requirements of MERS; and (v) Accepted Servicing Practices.
     “Asset” (and, collectively, “Assets”) means each Mortgage Loan and REO Property set forth on the applicable Subservicing Appendix.
     “Asset List” has the meaning provided in Section 2.2(b).
     “Audit” has the meaning provided in Section 8.1(a).
     “Auditors” has the meaning provided in Section 8.1(a).
     “Audit Finding” has the meaning provided in Section 8.2.
     “Borrower” means any obligor under a Mortgage Note or a Mortgage.
     “Business Day” means Monday through Friday, excluding any days on which banks in New York City are closed for business.
     “Change of Control” .means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of outstanding shares of voting stock or ownership interests of an entity at any time if after giving effect to such acquisition such Person or Persons owns the lesser of (i) fifty percent (50%) or more of such outstanding voting stock or ownership interests on a fully diluted basis or (ii) such amount of outstanding voting stock or ownership interest to provide such Person or Persons with effective control.
     “Confidential Information” has the meaning provided in Section 7.1(b).
     “Custodial Accounts” means the accounts in which Custodial Funds are deposited and held by Subservicer on behalf of Fannie Mae.
     “Custodial Funds” means all funds held by Subservicer with respect to the related Mortgage Loans including, but not limited to, all principal and interest funds, Escrow Funds and any other funds due Fannie Mae or held on behalf of a Borrower, maintained by Subservicer relating to the Mortgage Loans.
     “Custody Documents” means the original Mortgage Note, an original unrecorded assignment to Fannie Mae (or a copy of the original recorded assignment), and, in some cases, the original mortgage insurance or loan guaranty certificate and such other original documents related to a Mortgage Loan and held by the Document Custodian pursuant to Applicable Requirements. If the mortgage has been modified, the modification agreement is also a Custody Document.
     “Disclosing Party” has the meaning provided in Section 7.1(a).

     “Document Custodian” means the Person contractually obligated to hold the Custody Documents for Fannie Mae.
     “Draft Date” means the date upon which Fannie Mae drafts the applicable Custodial Account for principal and interest amounts for a particular type of remittance in accordance with the Guide.
     “Eligible Corporate Advances” means Eligible Servicing Advances other than Eligible Escrow Advances, Guaranty Fee Advances, LPMI Advance, Excess Yield Advances, or Advances of principal and interest on Mortgage Loans.
     “Eligible Escrow Advances” means Eligible Servicing Advances for the payment of taxes, assessments, insurance premiums, ground rents, and other similar items and charges.
     “Eligible Servicing Advances” means Eligible Corporate Advances, Guaranty Fee, Advances, LPMI Advances, Excess Yield Advances, and Eligible Escrow Advances.
     “Escrow Accounts” means the accounts in which Escrow Funds are deposited and held by a Servicer.
     “Escrow Funds” means funds held by a Servicer with respect to the related Mortgage Loans for the payment of taxes, assessments, insurance premiums, ground rents, funds from hazard insurance loss drafts, other mortgage escrow and impound items and similar charges (including interest accrued thereon for the benefit of the Borrowers under the Mortgage Loans, if applicable).
     “Event of Default” means an event of default listed in Section 9.1(a) or Section 9.1(b), as applicable to a Party.
     “Excess Servicing Fee” with respect to any SMBS Mortgage Loan is the excess of the note rate of such loan over the sum of
(i)	the pass-through rate on the MBS backed by such loan,

(ii)	the annual guaranty fee rate applied to such loan in connection with the related MBS, and

(iii)	25 basis points.
     “Excess Yield” means the Excess Servicing Fee less the minimum amount required to pay lender paid mortgage insurance renewal premiums, if any, for such loan.
     “Excess Yield Advances” mean the Advances for Excess Yield drafted from Subservicer’s designated drafting account by Fannie Mae pursuant to Section [2.14(b)] of this Agreement.
     “Fannie Mae” means the Federal National Mortgage Association, a corporation organized and existing under the laws of the United States, commonly known as Fannie Mae, any successor or assign, and any affiliate designated to perform any of the functions ascribed to Fannie Mae hereunder.

     “Float Benefit” means the net economic benefit resulting from Escrow Funds and Custodial Funds held in the Escrow Accounts and Custodial Accounts relating to the Servicing Rights. The Float Benefit includes, without limitation, any compensating balance earnings credits and interest and other earnings on and in respect of such deposits.
     “Foreclosure” means the procedure pursuant to which a lienholder acquires title to a Mortgage Property in a foreclosure sale, or a sale under power of sale, or the acceptance of a deed in lieu of foreclosure, or other acquisition of title to the Mortgage Property based upon a default by the Borrower under the Mortgage Note and Mortgage, under the law of the state wherein the Mortgage Property is located.
     “GAAP” means United States generally accepted accounting principles, consistently applied.
     “Governmental Authority” means any federal, state, municipal, national or local or other governmental department, court, commission, board, bureau, agency, intermediary, carrier or instrumentality or political subdivision thereof, or any entity or officer exercising executive, legislative or judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case, whether of the United States or a state, territory or possession thereof, a foreign sovereign entity or country or jurisdiction or the District of Columbia.
     “Guide” means any and all applicable rules, regulations, requirements and guidelines of Fannie Mae, as the same may be amended from time to time, including, without limitation, the Fannie Mae Selling and Servicing Guides and the Guide to Delivering eMortgage Loans to Fannie Mae.
     “Guaranty Fee Advances” means Advances for Guaranty Fees drafted from Subservicer’s designated Custodial Account by Fannie Mae pursuant to the Guide that have not been collected by Subservicer.
     “Incident” has the meaning provided in Section 7.4(a).
     “Indemnified Party” has the meaning provided in Section 9.2(c).
     “Indemnifying Party” has the meaning provided in Section 9.2(c).
     “Independent Security Assessment” has the meaning provided in Section 7.2(b)(iii).
     “Insurer” or “Insurers” means any Person providing any standard hazard insurance policy, any federal flood insurance policy, any title insurance policy, any earthquake insurance policy, or any other insurance policy applicable to an Asset or Pool and any successor thereto, including, without limitation, as applicable, private mortgage insurer or other insurer or guarantor under such policies.
     “IT Security Risk Management Policies” has the meaning provided in Section 7.2(b)(ii).
     “LPMI Advances” means Advances for lender paid mortgage insurance drafted paid by Subservicer that have not been collected by Subservicer.

     “Losses” mean any and all losses, damages, liabilities, fines, claims, demands, deficiencies, judgments, assessments, settlements, penalties, injuries, actions, suits, costs and expenses of any nature whatsoever including, without limitation, reasonable attorneys fees and court costs.
     “MERS” is the company Mortgage Electronic Registration Systems, Inc. and the mortgage registration system operated by such company.
     “Mortgage” means any deed of trust, security deed, mortgage, security agreement or any other instrument which constitutes a first lien on residential real estate securing payment by a Borrower of a Mortgage Note.
     “Mortgage File” means the file pertaining to a particular Asset including (a) the original Mortgage Note and such other documents as are required to be retained by the Document Custodian pursuant to Applicable Requirements; (b) the original Mortgage or copy of the Mortgage, with evidence of recording thereon; (c) the original assignments of Mortgage, if any, or copy of the assignment of Mortgage, with evidence of recording thereon; (d) the originals or certified true copies of any document sent for recordation of all modification agreements, with evidence of recording thereon; (e) the original or copy of the mortgage title insurance policy or alternative title product or other evidence of title acceptable to Fannie Mae and (f) with respect to REO Property, any materials relating to the applicable Foreclosure, any owner’s title insurance policy and any other records relating to the ownership of such REO Property.
     “Mortgage Loan” means the residential mortgage loans secured by Mortgaged Property as to which Fannie Mae is the owner of the Servicing Rights, as to which the related subservicing functions are transferred pursuant to this Agreement.
     “Mortgage Note” means the promissory note executed by a Borrower and secured by a Mortgage evidencing the indebtedness of the Borrower under a Mortgage Loan.
     “Mortgage Property” means the fully constructed one-to-four family residential real property that is encumbered by a Mortgage (or that is now or becomes REO Property), including all buildings and fixtures thereon and all accessions thereto, including installations of mechanical, electrical, plumbing, heating and air conditioning systems located in or affixed to such buildings, and all alterations, additions and replacements.
     “MSSC” means the Mortgage Selling and Servicing Contract between Fannie Mae and Subservicer.
     “NPI” has the meaning provided in Section 7.1(b).
     “Parties” means Subservicer and Fannie Mae.
     “Pre-Boarding File” means the data requested by Subservicer in connection with the servicing transfer to Subservicer hereunder of any Asset.
     “Primary Servicer” means Fannie Mae.
     “Privacy Laws” has the meaning provided in Section 7.3(a).

     “Receiving Party” has the meaning provided in Section 7.1(a).
     “Regulatory Event” means a situation in which (i) either Fannie Mae or Subservicer becomes subject to any Regulatory Order or an Action initiated by a Governmental Authority, and (ii) such Regulatory Order or Action prevents or materially impairs such Party’s ability to discharge its material obligations hereunder in any material respect, or the continuance of the arrangements contemplated by this Agreement by such Party.
     “Regulatory Order” means any injunction, order, judgment, decree, memorandum of understanding, consent decree, directive or regulatory restriction, or any change in or interpretation of any law, rule or regulation, issued or imposed by a Governmental Authority and such event is not removed or stayed within 30 days, or such shorter period as necessitated by such Governmental Authority, after reasonable efforts to so remove or stay such event are instituted the Party or Parties made subject to thereto.
     “REO Property” means any Mortgage Property acquired by Fannie Mae, or Subservicer on behalf of Fannie Mae, as a result of a Foreclosure of or a deed-in-lieu of Foreclosure on a Mortgage Loan.
     “Risk Review Process” has the meaning provided in Section 7.2(a).
     “Servicer” means the party contractually obligated to administer Servicing Rights under the Servicing Agreement.
     “Servicing Agreement” means the MSSC, the Guide, and the Applicable Requirements and/or any other agreement between Servicer or Subservicer and Fannie Mae, including, without limitation, the SRA, with respect to the servicing of the Assets to which the Servicing Rights pertain.
     “Servicing Fees” means those fees payable to a Servicer for servicing the Mortgage Loan. Subservicer acknowledges and agrees with respect to the Mortgage Loans subject to this Agreement that the Servicing Fees are the sole property and interest of Fannie Mae.
     “Servicing File” means with respect to each Asset, the file typically retained by a servicer consisting of the related credit and closing packages, disclosures, copies or originals of Custody Documents, and all other files, books, records and documents typically retained by a servicer in accordance with Applicable Requirements and evidence that the Asset has been serviced in accordance with Applicable Requirements, and comply with Applicable Requirements regarding the Mortgage Files to be maintained by the Servicer of the Assets. The Servicing File shall consist of originals of all documents in the Mortgage File which are not delivered to the Document Custodian and copies of those Mortgage File documents which are delivered to the Document Custodian and are necessary to service the Assets.
     “Servicing Rights” means the rights and obligations of Servicer to Fannie Mae under the Servicing Agreement with respect to the Assets.

     “SMBS Mortgage Loan” means any Mortgage Loan where an Excess Servicing Fee has been securitized as identified by Fannie Mae.
     “Strategic Relationship Agreement (“SRA”)” means the strategic relationship agreement between Nationstar Mortgage LLC and Fannie Mae, dated as of December 16, 2009.
     “Standard Remittances” means those remittances relating to Mortgage Loans accounted under the “standard” remittance cycle, as referenced in the Guide, to the extent the same represent “actual” principal or interest collected with respect to a Mortgage Loan.
     “Subservicer” has the meaning provided in the introductory paragraph of this Agreement.
     “Subservicing Appendix” has the meaning provided Section 2.2(b).
     “Subservicing Fees” means the fees set forth on the applicable Subservicing Appendix, which includes base fees, incentive fees, boarding fees, due diligence fees and termination fees.
     “Transfer Date” means with respect to the Assets listed on the Asset List for a Subservicing Appendix, the date identified in such Subservicing Appendix.

EXHIBIT B
[FORM OF SUBSERVICING APPENDIX]
               This SUBSERVICING APPENDIX (this “Subservicing Appendix”), dated as of [______], 20[__], accompanies and supplements a certain Subservicing Agreement (the “Agreement”), dated as of [______], 2010, by and between Nationstar Mortgage, LLC (the “Subservicer”), and Fannie Mae.
1.	Pursuant to Section 2.2(b) of the Agreement and this Subservicing Appendix, on and after the Transfer Date identified below, the Subservicer agrees to subservice the Mortgage Loans listed on Schedule I in accordance with the provisions of the Agreement and for the fees set forth herein.

2.	Immediately prior to the Transfer Date the Mortgage Loans listed on Schedule I have been serviced by the Prior Servicer identified below.
a.	Prior Servicer: ____________________________

b.	Transfer Date: ____________________________

c.	The monthly Base Subservicing Fees shall vary based on the status of the Mortgage Loans, as of the last day of the calendar month preceding the month of subservicing, as follows:

Status	Fees
Current	$	_____
30 to 60 days delinquent	$	_____
61 or more days delinquent	$	_____
In bankruptcy or foreclosure (in lieu of, and not in addition to, fees which would apply above)	$	_____
d.	The Base Subservicing Fees for a month shall be paid monthly based on the count of active Mortgage Loans as of the end of the calendar month preceding the month of servicing. A Mortgage Loan shall be deemed to no longer be active on the date on which any of the following events occur: (a) the Mortgage Loan is paid in full; (b) an agreed upon short payoff has been received; (c) a deed in lieu of foreclosure has been received; or (d) a Foreclosure sale occurs and court confirmation thereof is received. Subservicer acknowledges that its obligations under this Agreement with respect to an Asset may continue after the date on which such Asset ceases to be active, as provided above, and is no longer counted in the calculation of the Subservicing Fees.

3.	The Agreement is intended to and does serve as a master or base agreement for the subservicing of the Mortgage Loans listed on Schedule I. This Subservicing Appendix shall be incorporated into the Agreement and deemed a part of the Agreement.

4.	This Subservicing Appendix may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
                   IN WITNESS WHEREOF, the Subservicer and Fannie Mae have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

NATIONSTAR MORTGAGE, LLC Subservicer
By:
Name:
Title:

FANNIE MAE
By:
Name:
Title:

SCHEDULE I
To Subservicing Appendix
LIST OF MORTGAGE LOANS

EXHIBIT C
REPORTS
Without limiting the requirements for reporting as provided in any sections of the Agreement, whether or not listed in this Exhibit, Subservicer will provide the following reports in accordance with the timing specified in the Agreement or, absent such specification, within five (5) Business Days following each calendar month-end:
1.	Written customer complaint report described in Section 2.5.

2.	Subservicing Fees reports described in Section 3.3(a).

3.	Such reports to support the due diligence functions in Section 4.3.

4.	Mortgage Loan Schedule of all unscheduled and ad hoc reports required under the terms of the Agreement

C-1

EXHIBIT C-1
DATA DICTIONARY
(See Attached).

C-1-1

EXHIBIT D
TERMINATION FEES

	Bulk	Terminated
Termination for Convenience Fee	Transfers	Portfolio Transfers
Within 1 Year of Transfer	[***]	[***]

> 1 Year but less or equal to 2 years of Transfer	[***]	[***]

> 2 Year but less or equal to 3 years of Transfer	[***]	[***]

Greater than 3 years from Transfer	[***]	[***]
Fee Schedule is applicable to pools in excess of $250 million. Pools less than $250 million shall only incur a [***] per account fee regardless of length of time since transfer.
Termination Fee for Convenience will be waived if transferred pool is substantially replaced within six (6) months of the respective transfer date.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

D-1

EXHIBIT E
MAXIMUM ANCILLARY FEES

E-1

This is a list of maximum fees that may be assessed or collected. Actual fee amounts that can be charged may be subject to local, state and federal Law and the Fannie Mae Guides.

Maximum
Fee or Item Description	Fee
Payment Related fees
Check by phone	[***]
ACH	[***]
IVR Payment	[***]
Web Payment	[***]
Others	[***]
Amortization Schedule Fee	[***]
Assumption Fee	[***]
Copy of Loan Documents	[***]
Copy of Year End Statement (1098)	[***]
Credit Report	[***]
Dishonored or NSF Check	[***]
Duplicate Monthly Billing/Coupon	[***]
Fax Fee	[***]
Flood Research	[***]
Late Fee on loans current on repayment plans (Y/N)	[***]
Name Change	[***]
Overnight Mail	[***]
Partial Release of Lien	[***]
Payment History	[***]
Payoff Quotes	[***]
Recording Fee	[***]
Subordination	[***]
Tax Verification Letter	[***]
Verification of Mortgage	[***]

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

E-2

Special Assets Advance Solutions Data Dictionary

Table of Contents

					Required
Priority	Owner	Description:	Frequency:	Required Naming Convention:	Elements
1	NSO/SFO	Daily Collections Detail	Daily	DailyCollection_Daily_<Servicer Name_<MMDDYYYY>.csv	30
2	NSO	Corporate and Escrow Advance	Depending on Settlement	CorpTIAdv_Daily_<Servicer Name_<MMDDYYM.csv	20
3	NSO	Corporate and Escrow Recoveries	Depending on Settlement	CorpTIRecovery_Daily_servicer Name>_<MMDDYYYY>.csv	20
4	NSO	Trial Balance	Monthly	TrialBalWeekly<Servicer Name><MMDDYYYY>.csv	18
5	NSO	571 Claims File	Daily	ClaimsFile_Daily_<Servicer Name>_<MMDDYYYY>.csv	13
6	NSO	Loan Population / Boarding File	At Transfer	BoardingFile_Daily_Servicer Name><MMDDYYYY>.csv	19
7	NSO/SFO	P&I Advance Detail - S/S	2 Business Days Prior to Draft	AdvDetail_Daily_<Servicer Name><MMDDYYYY>.csv	21
8	NSO/SFO	P&I Recoveries Detail - S/S	Depending on Settlement	Recovery_Daily_<Servicer Name>_<MMDDYYYY>.csv	19
9	SFO	Remittance Detail	2 Business Days Prior to Draft	RemitDetail_Daily_<Servicer Name>_<MMDDYYYY>.csv	37
10	SFO	Delinquency Detail	Bi-Monthly	DeliDetailWeekly_Servicer Name>_<MMDDYYYY>.csv	22
11	SFO	Interest Shortfall	Monthly	IntShortfall_Monthly_<Servicer Name>_<MMDDYYYY>.csv	17
12	SFO	P&I Draft Summary	2 Business Days Prior to Draft	DraftSummary_Weekly_<Servicer Name>_<MMDDYYYY>.csv	13
13	SFO	P&I Loans Brought Current -S/S	Monthly	LoanCurrent_Monthly_<Servicer Name>_MMDDYYYY>.csv	18
					267
-Files must be tab delimited.csv format
-Header rows are not case sensitive

2

Program:	EAF and Sub-Servicer	Escrow: One record per transaction
Description:	Corporate and Escrow Advance	Corp: One record per 571 code per transaction
Frequency:	5 business days prior to settlement date
File Type:	Tab delimited csv file
File Name:	CorpTIAdv_Daily_<Servicer Name>_<MMDDYYYY>.csv
Business Owner:	NSO

20
Required	Business Name	Allowable Values	Description
X	Master Servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Sub-servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Previous Servicer Number	<TEXT>	Legacy servicer’s FNMA seller/servicer ID
X	Program Type	<TEXT>	EAF or SUB
X	Branch ID	<TEXT>	FNMA Branch ID identifier
X	Investor Number	<TEXT>	Number associated with the pool of loans
X	FNMA Loan Number	<TEXT>	Unique 10 digit loan number assigned by FNMA
X	Servicer Loan Number	<TEXT>	Loan number assigned by servicer
X	Effective Date	<MM/DD/YYYY>	Effective date of the data
X	Next Payment Due Date	<MM/DD/YYYY>	Due date of loan after last payment received
X	Current UPB	<Number as Decimal> <#########.##	UPB after transaction
X	Advance Date Incurred	<MM/DD/YYYY>	Date servicer required advance
X	FNMA Advance Date	<MM/DD/YYYY>	Date FNMA advances funds to servicer
X	Advance Type	<TEXT>	LEGC, LEGE, CORP, ESCR, CMOD, EMOD, SCRA, LCLM, 571C, 571E, GFEE, LPMI, ESFEE, PROV
X	FNMA Trans Code	<TEXT>	571 Code assigned to identify transaction
X	Servicer Trans Code	<TEXT>	Servicer code assigned to identify transaction
X	Servicer Advance Amount	<Number as Decimal> <#########.##>	Total amount of advance
X	Transaction Amount Advanced	<Number as Decimal> ####.####>	Servicer advance amount itemized by 571 code
X	FNMA Advance Rate	<Number as Decimal> <#####.#####	FNMA advance rate
X	FNMA Advance Amount	<Number as Decimal> <#########.##	Transaction amount advanced x FNMA advance rate

3

Program:	EAF and Sub-Servicer	Escrow: One record per transaction
Description:	Corporate and Escrow Recovery	Corp: One record per 571 code per transaction
Frequency:	5 business days prior to settlement date
File Type:	Tab delimited csv file
File Name:	CorpTlRecovery_Daily_<Servicer Name>_<MMDDYYYY>.csv
Business Owner:	NSO

20
Required	Business Name	Allowable Values	Description
X	Master Servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Sub-servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Previous Servicer Number	<TEXT>	Legacy servicer’s FNMA seller/servicer ID
X	Program Type	<TEXT>	EAF or SUB
X	Branch ID	<TEXT>	FNMA Branch ID identifier
X	Investor Number	<TEXT>	Number associated with the pool of loans
X	FNMA Loan Number	<TEXT>	Unique 10 digit loan number assigned by FNMA
X	Servicer Loan Number	<TEXT>	Loan number assigned by servicer
X	Effective Date	<MM/DD/YYYY>	Effective date of the data
X	Next Payment Due Date	<MM/DD/YYYY>	Due date of loan after last payment received
X	Current UPB	<Number as Decimal> <#########.##>	UPB after transaction
X	Date Received Payment	<MM/DD/YYYY>	Date servicer received payment
X	FNMA Recovery Date	<MM/DD/YYYY>	Date the recovery is deposited into FNMA bank account
X	Recovery Type	<TEXT>	LEGC, LEGE, CORP, ESCR, CMOD, EMOD, SCRA, LCLM, 571C, 571E, GFEE, LPMI, ESFEE, PROV
X	FNMA Trans Code	<TEXT>	571 Code assigned to identify transaction
X	Servicer Trans Code	<TEXT>	Servicer code assigned to identify transaction
X	Total Recovery Amount	<Number as Decimal> <#########.##>	Total amount of recovery
X	Servicer Amount Recovered	<Number as Decimal> <########.##>	Corp: Total recovery amount itemized by 571 code - Escrow: Total
X	FNMA Advance Rate	<Number as Decimal> <#####.#####>	FNMA advance rate
X	FNMA Amount Recovered	<Number as Decimal> <########.##>	Servicer amount recovered x FNMA advance rate

4

Program:	EAF and Sub-Servicer	One record per advance type
Description:	P&I Advance Detail
Frequency:	Depending on Settlement
File Type:	Tab delimited csv file
File Name:	AdvDetail_Daily_<Servicer Name>_<MMDDYYTY>.csv
Business Owner:	EAF: NSO/SF Ops SUB: SF Ops

18
Required	Business Name	Allowable Values	Description
X	Master Servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Sub-servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Previous Servicer Number	<TEXT>	Legacy servicer’s FNMA seller/servicer ID
X	Program Type	<TEXT>	EAF or SUB
X	Advance Type	<TEXT>	SSPI (scheduled/scheduled)
X	FNMA Status Code	<TEXT>	See legend for examples
X	Branch ID	<TEXT>	FNMA Branch ID identifier
X	Investor Number	<TEXT>	Number associated with the pool of loans
X	Effective Date	<MM/DD/YYYY>	Effective date of the data
X	FNMA Loan Number	<TEXT>	Unique 10 digit loan number assigned by FNMA
X	Servicer Loan Number	<TEXT>	Loan number assigned by servicer
X	FNMA Remittance Type	<TEXT>	SS, SA, MBS, MRS, RPM, EXP
X	Current UPB	<Number as Decimal> <#########.##>	UPB after transaction
X	Next Payment Due Date	<MM/DD/YYYY>	Due date of loan after last payment received
X	Last Paid Installment Date	<MM/DD/YYYY>	The last installment paid
X	FNMA Advance Date	<MM/DD/YYYY>	Date Trust account is funded for shortages prior to FNMA draft date
X	Advance Amount	<Number as Decimal> <#########.##>	SSPI: Scheduled P&I pmt due on a delinquent (S/S) loan multiplied by FNMA advance rate (net interest)
X	Scheduled P&I Payment	<Number as Decimal> <#######.##>	Scheduled amount of P&I due at remit (net interest)
	Interest Type	<TEXT>	Amortization Type of Loan
	Interest Only in Reporting Month	<TEXT>	Interest only identifier
	Current Interest Rate	<Number as Decimal> <#####.#####>	Current interest rate on the loan
	Loan Term	<Number>	Term of the loan

5

Program:	EAF and Sub-Servicer	One record for each transaction posted
Description:	P&I Recoveries Detail
Frequency:	Depending on Settlement
File Type:	Tab delimited csv file
File Name:	AdvDetail_Daily_<Servicer Name>_<MMDDYYYY>.csv
Business Owner:	EAF: NSO / SF Ops SUB: SF Ops

19
Required	Business Name	Allowable Values	Description
X	Master Servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Sub-servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Previous Servicer Number	<TEXT>	Legacy servicer’s FNMA seller/servicer ID
X	Program Type	<TEXT>	EAF or SUB
X	FNMA Status Code	<TEXT>	See legend for examples
X	Branch ID	<TEXT>	FNMA Branch ID identifier
X	Investor Number	<TEXT>	Number associated with the pool of loans
X	Effective Date	<MM/DD/YYYY>	Effective date of the data
X	FNMA Loan Number	<TEXT>	Unique 10 digit loan number assigned by FNMA
X	Servicer Loan Number	<TEXT>	Loan number assigned by servicer
X	FNMA Remittance Type	<TEXT>	SS, SA, MBS, MRS, RPM, EXP
X	Current UPB	<Number as Decimal> <#########.## >	UPB after transaction
X	Next Payment Due Date	<MM/DD/YYYY>	Due date of loan after last payment received
X	Last Paid Installment Date	<MM/DD/YYYY>	The last installment paid
X	Date Payment Received	<MM/DD/YYYY>	Date payment was received by servicer
X	Total Payment Received	<Number as Decimal> <#########.##>	Total transaction amount posted to the loan (ties to clearing account)
	Total P&I Collections	<Number as Decimal> <#########.##>	Per transaction, pays down advance (net interest)
X	FNMA Recovery Date	<MM/DD/YYYY>	Date the recovery is deposited into FNMA bank account
X	Recovery Type	<TEXT>	SSPI
X	Amount FNMA Recovered	<Number as Decimal> <########.## >	Total P&I Collections x advance rate (net interest)

6

Program	EAF and Sub-Servicer	One record per loan
Description:	P&I Loans Brought Current
Frequency:	Monthly
File Type:	Tab delimited csv file
File Name:	LoanCurrent_Monthly<Servicer Name>_<MMDDYYTY>.csv
Business Owner:	SF Ops

18
Required	Business Name	Allowable Values	Description
X	Master Servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Sub-servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Previous Servicer Number	<TEXT>	Legacy servicer’s FNMA seller/servicer ID
X	Program Type	<TEXT>	EAF or SUB
X	FNMA Status Code	<TEXT>	See legend for examples
X	Branch ID	<TEXT>	FNMA Branch ID identifier
X	Investor Number	<TEXT>	Number associated with the pool of loans
X	Effective Date	<MM/DD/YYYY>	Effective date of the data
X	FNMA Loan Number	<TEXT>	Unique 10 digit loan number assigned by FNMA
	Servicer Loan Number	<TEXT>	Loan number assigned by servicer
X	FNMA Remittance Type	<TEXT>	AA, SS, SA, MBS, MRS, RPM, EXP
X	Current UPB	<Number as Decimal> <#########.##>	UPB after transaction
X	Next Payment Due Date	<MM/DD/YYYY>	Due date of loan after last payment received
X	Last Paid Installment Date	<MM/DD/YYYY>	The last installment paid
X	Date Payment Received	<MM/DD/YYYY>	Date payment was received by servicer
X	P&I Recovered	<Number as Decimal> <#########.##>	Total amount of P&I recovered within reporting cycle
X	Principal Recovered	<Number as Decimal> <#########.##>	Total amount of principal recovered within reporting cycle
X	Interest Recovered	<Number as Decimal> <#########.##>	Total amount of interest recovered within reporting cycle

7

Program:	EAF and Sub-Servicer	One record per loan
Description:	Trial Balance
Frequency:	Monthly
File Type:	Tab delimited csv file
File Name:	TrialBal_Weekly_<Servicer Name>_<MMDDYYYY>.csv
Business Owner:	NSO

18
Required	Business Name	Allowable Values	Description
X	Master Servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Sub-servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Previous Servicer Number	<TEXT>	Legacy servicer’s FNMA seller/servicer ID
X	Program Type	<TEXT>	EAF or SUB
X	FNMA Status Code	<TEXT>	See legend for examples
X	Branch ID	<TEXT>	FNMA Branch ID identifier
X	Investor Number	<TEXT>	Number associated with the pool of loans
X	Effective Date	<MM/DD/YYYY>	Effective date of the data
X	FNMA Loan Number	<TEXT>	Unique 10 digit loan number assigned by FNMA
X	Servicer Loan Number	<TEXT>	Loan number assigned by servicer
X	FNMA Remittance Type	<TEXT>	AA, SS, SA, MBS, MRS, RPM, EXP
X	Current UPB	<Number as Decimal> <#########.##>	UPB after transaction
X	Next Payment Due Date	<MM/DD/YYYY>	Due date of loan after last payment received
X	Last Paid Installment Date	<MM/DD/YYYY>	The last installment paid
X	P&I Advance Balance	<Number as Decimal> <#########.##>	Total outstanding P&I advance balance (net Interest)
X	Corp Advance Balance	<Number as Decimal> <#########.##>	Total outstanding Corp advance balance
X	Escrow Advance Balance	<Number as Decimal> <#########.##>	Total outstanding Escrow advance balance
X	Total Advance Balance	<Number as Decimal> ##########.##>	Total outstanding advance balance (P&I + Escrow Corp)

8

Program:	Sub-Servicer	One record per claim filed
Description:	571 Claims
Frequency:	Daily
File Type:	Tab delimited csv file
File Name:	ClaimsFile_Daily<Servicer Name>_<MMDDYYYY>.csv
Business Owner:	NSO

11
Required.	Business Name	Allowable Values	Description
X	Master Servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Sub-servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Previous Servicer Number	<TEXT>	Legacy servicer’s FNMA seller/servicer ID
X	Program Type	<TEXT>	EAF or SUB
X	FNMA Status Code	<TEXT>	See legend for examples
X	Branch ID	<TEXT>	FNMA Branch ID identifier
X	Investor Number	<TEXT>	Number associated with the pool of loans
X	Effective Date	<MM/DD/YYYY>	Effective date of the data
X	FNMA Loan Number	<TEXT>	Unique 10 digit loan number assigned by FNMA
X	Servicer Loan Number	<TEXT>	Loan number assigned by servicer
	FNMA Remittance Type	<TEXT>	AA, SS, SA, MBS, MRS, RPM, EXP
X	Claim Amount	<Number as Decimal> <#########.##	Total Amount of the claim submitted to AMN

9

Program:	Sub-Servicer	One record for each transaction posted, reversals are negative
Description:	Daily Collections Detail	*Report balances to bank statements (Clearing, P&I, T&I)
Frequency:	Daily
File Type:	Tab delimited csv file
File Name:	DailyCollection_Daily_<Servicer Name>_MMDDYYYY.csv
Business Owner:	NSO / SF Ops

30
Required	Business Name	Allowable Values	Description
X	Master Servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Sub-servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Previous Servicer Number	<TEXT>	Legacy servicer’s FNMA seller/servicer ID
X	Program Type	<TEXT>	EAF or SUB
X	FNMA Status Code	<TEXT>	See legend for examples
X	Branch ID	<TEXT>	FNMA Branch ID identifier
X	Investor Number	<TEXT>	Number associated with the pool of loans
X	Effective Date	<MM/DD/YYYY>	Effective date of the data
X	FNMA Loan Number	<TEXT>	Unique 10 digit loan number assigned by FNMA
X	Servicer Loan Number	<TEXT>	Loan number assigned by servicer
X	FNMA Remittance Type	<TEXT>	AA, SS, SA, MBS, MRS, RPM, EXP
X	Current UPB	<Number as Decimal> <#########.##>	UPB after transaction
X	Next Payment Due Date	<MM/DD/YYYY>	Due date of loan after last payment received
X	Last Paid Installment Date	<MM/DD/YYYY>	The last installment paid
X	Date Payment Received	<MM/DD/YYYY>	Date payment was received by servicer
X	Payment Total Received	<Number as Decimal> <#########.##>	Transaction amount posted (ties to clearing account)
X	Total P&I Collections	<Number as Decimal> <#########.##>	Principal and Net Interest for transaction(ties to custodial account)
X	Total T&I Collections	<Number as Decimal> <#########.##	Escrow amount posted for transaction (ties to T&I custodial account)
X	Suspense Amount	<Number as Decimal> <##########.##>	Amount not applied to loan for transaction
X	Late Charges	<Number as Decimal> <#########.##>	Late charges applied to loan for transaction
X	Gross Interest	<Number as Decimal> <#########.##>	Gross interest amount collected for transaction
X	Net Interest	<Number as Decimal> <#########.##>	Net interest amount collected for transaction
X	Service Fee Rate	<Number as Decimal> <#####.#####>	Rate at which SF is calculated
X	Service Fee Amount	<Number as Decimal> <#########.##>	Service Fee amount collected for transaction
X	Pre-Paid Principal	<Number as Decimal> <#########.##>	Pre-paid principal collected for transaction
X	Pre-Paid Interest	<Number as Decimal> <#########.##>	Pre-paid interest collected for transaction
X	Pre-Paid Service Fee	<Number as Decimal> <#########.##>	Pre-paid service fee collected for transaction
X	Paid In Full Principal	<Number as Decimal> <#########.##>	Principal applied on paid-in-full loan for transaction

10

30
Required	Business Name	Allowable Values	Description
X	Paid In Full Interest	<Number as Decimal> <#########.##>	Interest applied on paid-in-full loan for transaction
X	Curtailment	<Number as Decimal> <#########.##>	Unscheduled prin applied to reduce UPB for transaction
	Excess Service Fee Rate	<Number as Decimal> <#####.#####>
	Excess Service Fee Amount	<Number as Decimal> <##########.##>
	IO Strip	<Number as Decimal> <#########.##>

11

Program:	Sub-Servicer	One record for each delinquent payment
Description:	Delinquency Detail
Frequency:	Daily AdHoc (select remittance type)
File Type:	Tab delimited csv file
File Name:	DeliDetail_Weekly<Servicer Name><MMDDYYTY>.csv
Business Owner:	SF Ops

23
Required	Business Name	Allowable Values	Description
X	Master Servicer Number.	<TEXT>	9 digit number assigned by FNMA
X	Sub-servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Previous Servicer Number	<TEXT>	Legacy servicer’s FNMA seller/servicer ID
X	Program Type	<TEXT>	EAF or SUB
X	FNMA Status Code	<TEXT>	See legend for examples
X	Branch ID	<TEXT>	FNMA Branch ID identifier
X	Investor Number	<TEXT>	Number associated with the pool of loans
X	Effective Date	<MM/DD/YYYY>	Effective date of the data
X	FNMA loan Number	<TEXT>	Unique 10 digit loan number assigned by FNMA
X	Servicer Loan Number	<TEXT>	Loan number assigned by servicer
X	FNMA Remittance Type	<TEXT>	AA, SS, SA, MBS, MRS, RPM, EXP
X	Current UPB	<Number as Decimal> <#########.##>	UPB after last transaction posted
X	Next Payment Due Date	<MM/DD/YYYY>	Due date of loan after last payment received
X	Last Paid Installment Date	<MM/DD/YYYY>	The last installment paid
X	Delinquent P&1	<Number as Decimal> <##########.##>	Principal and net interest due per payment
X	Delinquent Principal	<Number as Decimal> <#########.##>	Principal due per payment
X	Delinquent Interest	<Number as Decimal> <#########.##>	Net Interest due per payment
X	Delinquent Service Fee	<Number as Decimal> <#########.##>	Service fee due per payment
X	Delinquent Months	<Number>	Number of months of delinquent
X	Interest Type	<TEXT>	Amortization Type of Loan
X	Interest Only in Reporting Month	<TEXT>	Interest only identifier Y or N
X	Current Interest Rate	<Number as Decimal> <#####.#####>	Current interest rate on the loan
X	Loan Term	<Number>	Term of the loan
	Excess Service Fee Rate	<Number as Decimal> #########.##>
	Excess Service Fee Amount	<Number as Decimal> <#########.##>
	IO Strip	<Number as Decimal> <#########.##>

12

Program:	Sub-Servicer	One record per loan
Description:	Interest Shortfall
Frequency:	Monthly
File Type:	Tab delimited csv file
File Name:	IntShortfall_Monthly_<Servicer Name>_<MMDDYYYY>.csv
Business Owner:	SF Ops

18
Required	Business Name	Allowable Values	Description
X	Master Servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Sub-servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Previous Servicer Number	<TEXT>	Legacy servicer’s FNMA seller/servicer ID
X	Program Type	<TEXT>	EAF or SUB
X	FNMA Status Code	<TEXT>	See legend for examples
X	Branch ID	<TEXT>	FNMA Branch ID identifier
X	Investor Number	<TEXT>	Number associated with the pool of loans
X	Effective Date	<MM/DD/YYYY>	Effective date of the data
X	FNMA Loan Number	<TEXT>	Unique 10 digit loan number assigned by FNMA
X	Servicer Loan Number	<TEXT>	Loan number assigned by servicer
X	FNMA Remittance Type	<TEXT>	AA, SS, SA, MBS, MRS, RPM, EXP
X	Curtailment Adjustment	<Number as Decimal> <#########.##>	Interest shortfall caused from scheduled vs. actual interest collected
X	Curtailment	<Number as Decimal> <#########.##>	Unscheduled prin applied to reduce UPB for transaction
X	Scheduled P&I Payment	<Number as Decimal> <#########.##>	Scheduled amount of P&I due at remit
X	Scheduled Principal	<Number as Decimal> <#########.##>	Scheduled amount of principal due at remit
X	Scheduled Interest	<Number as Decimal> <#########.##>	Scheduled amount of interest due at remit
X	Interest Type	<TEXT>	Amortization Type of Loan
X	Current Interest Rate	<Number as Decimal> <#########.##>	Current interest rate on the loan

13

Program:	Sub-Servicer	One record per loan
Description:	Loan Population / Boarding File
Frequency:	At Transfer
File Type:	Tab delimited csv file
File Name:	BoardingFile_Daily<Servicer Name>_<MMDDYYYY>.csv
Business Owner:	NSO

16
Required	Business Name	Allowable Values	Description
X	Master Servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Sub-servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Previous Servicer Number	<TEXT>	Legacy servicer’s FNMA seller/servicer ID
X	Program Type	<TEXT>	EAF or SUB
X	Branch ID	<TEXT>	FNMA Branch ID identifier
X	Investor Number	<TEXT>	Number associated with the pool of loans
X	FNMA Loan Number	<TEXT>	Unique 10 digit loan number assigned by FNMA
X	Servicer Loan Number	<TEXT>	Loan number assigned by servicer
X	FNMA Remittance Type	<TEXT>	AA, SS, SA, MBS, MRS, RPM, EXP
X	Current UPB	<Number as Decimal> <#########.##>	UPB boarded at transfer
X	Next Payment Due Date	<MM/DD/YYYY>	Due date of loan after last payment received
	Delinquent Principal	<Number as Decimal> <#########.##>	Principal due on loan at transfer
	Delinquent Interest	<Number as Decimal> <#########.##>	Interest due on loan at transfer
	Delinquent Service Fee	<Number as Decimal> <##########.##>	Service fee due on loan at transfer
X	Last Paid Installment Date	<Number>	The last installment paid
	P&I Advance Balance	<Number as Decimal> <#########.##>	Legacy P&I advance balance at transfer
X	Corp Advance Balance	<Number as Decimal> <#########.##>	LegacyCorp advance balance at transfer
X	Escrow Advance Balance	<Number as Decimal> <#########.##>	Legacy Escrow advance balance at transfer
X	Total Advance Balance	<Number as Decimal> <#########.##>	Total outstanding advance balance (P&I + Escrow Corp)
X	Gfee Rate	<Number as Decimal> <#########.##>	Rate at which Gfee is calculated

14

Program:	Sub-Servicer
Description:	P&I Draft Summary
Frequency:	Bi-Monthly
File Type:	Tab delimited csv file
File Name:	DraftSummary_Weekly_<Servicer Name>_<MMDDYYYY>.csv
Business Owner:	SF Ops

14
Required	Business Name	Allowable Values	Description
X	Master Servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Sub-servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Previous Servicer Number	<TEXT>	Legacy servicer’s FNMA seller/servicer ID
X	Program Type	<TEXT>	EAF or SUB
X	Branch ID	<TEXT>	FNMA Branch ID identifier
X	Investor Number	<TEXT>	Number associated with the pool of loans
X	Draft Date	<MM/DD/YYYY>	Date FNMA drafts remittance amount
X	Reclass DLRS Credits	<TEXT>
X	MBS P&I Draft Amount	<Number as Decimal> <#########.##>	Total MBS Draft Amount
X	MRS P&I Draft Amount	<Number as Decimal> <#########.##>	Total MRS Draft Amount
X	MBS P&I Advance Amount	<Number as Decimal> <#########.##>	Total MBS Advance Amount
X	MRS P&I Advance Amount	<Number as Decimal> <#########.##>	Total MRS Advance Amount
X	MBS Collections	<Number as Decimal> <#########.##>	Total MBS Collections
X	MRS Collections	<Number as Decimal> <#########.##>	Total MRS Collections

15

Program:	Sub-Servicer	One record per loan as of FNMA reporting cycle cut off
Description:	Remittance Detail
Frequency:	2 Business Days Prior to Draft
File Type:	Tab delimited csv file
File Name:	RemitDetail_Daily_<Servicer Name>_<MMDDYYYY>.csv
Business Owner:	SF Ops

36
Required	Business Name	Allowable Values	Description
X	Master Servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Sub-servicer Number	<TEXT>	9 digit number assigned by FNMA
X	Previous Servicer Number	<TEXT>	Legacy servicer’s FNMA seller/servicer ID
X	Program Type	<TEXT>	EAF or SUB
X	FNMA Status Code	<TEXT>	See legend for examples
X	Branch ID	<TEXT>	FNMA Branch ID identifier
X	Investor Number	<TEXT>	Number associated with the pool of loans
X	Effective Date	<MM/DD/YYYY>	Effective date of the data
X	FNMA Loan Number	<TEXT>	Unique 10 digit loan number assigned by FNMA
X	Servicer Loan Number	<TEXT>	Loan number assigned by servicer
X	FNMA Remittance Type	<TEXT>	SS, SA, MBS, MRS, RPM, EXP ,
X	FNMA Remittance Amount	<Number as Decimal> <#########.##>	Amount remitted to FNMA
X	Beginning UPB	<Number as Decimal> <#########.##>	UPB prior to transaction
X	Current UPB	<Number as Decimal> <#########.##>	UPB at reporting cycle close
X	Next Payment Due Date	<MM/DD/YYYY>	Due date of loan after last payment received
X	Last Paid Installment Date	<MM/DD/YYYY>	The last installment paid
X	P&I Constant	<Number as Decimal> <#########.##>	Principal and Gross Interest
X	Principal	<Number as Decimal> <#########.##>	Principal remitted or due
X	Net Interest	<Number as Decimal> <#########.##>	Net interest remitted or due
X	Service Fee Rate	<Number as Decimal> <######.#####>	Rate at which SF is calculated
X	Service Fee Amount	<Number as Decimal> <#########.##>	Service Fee due to FNMA
X	Gfee Rate	<Number as Decimal> <#####.#####>	Rate at which Gfee is calculated
X	Gfee Amount	<Number as Decimal> <#########.##>	Gfee remitted or due
X	LPMI	<Number as Decimal> <#########.##>	Lender paid mortgage insurance premium due
X	Interest on Curtailment Adj	<Number as Decimal> <#########.##>	Adjustment applied to curtailment
X	Paid in full Principal	<Number as Decimal> <#########.##>	Paid-in-full principal remitted or due
X	Paid in full Interest	<Number as Decimal> <#########.##>	Paid-in-full interest remitted or due
X	Paid in Full Interest Adjustment	<Number as Decimal> <#########.##>	Interest adjustment from interest shortfall on paid-in-full loan

16

36
Required	Business Name	Allowable Values	Description
X	Curtailment	<Number as Decimal> <#########.##>	Unscheduled prin applied to reduce UPS
X	FNMA Remittance Date	<MM/DD/YYYY>	Date funds drafted by FNMA
X	Current Scheduled UPB	<Number as Decimal> <#########.##>	Scheduled UPB after transaction
X	Scheduled P&I Payment	<Number as Decimal> <#########.##>	Scheduled amount of P&I due at remit
X	Interest Type	<TEXT>	Amortization Type of Loan
X	Interest Only In Reporting Month	<TEXT>	Interest only identifier Y or N
X	Current Interest Rate	<Number as Decimal> <#########.##>	Current interest rate on the loan
X	Loan Term	<Number>	Term of the loan
	Excess Service Fee Rate	<Number as Decimal> <##########.##>
	Excess Service Fee Amount	<Number as Decimal> <#########.##>
	IO Strip	<Number as Decimal> <#########.##>

17

Data Dictionary Legend

FNMA Status Codes
Code	Description
0	Current/Active/Standard Default
12	Relief provisions
15	Bankruptcy/litigation
20	Referred for deed-in-lieu or assignment
30	Referred for foreclosure
59	Out of Portfolio (OOPs) repurchases
60	Liquidated — Payoff
65	Liquidated — Repurchase
66	Liquidated — MBS substitution
70	Liquidated — Held for sale
71	Liquidated — 3rd party sale/condemnation
72	Liquidated — Pending conveyance
74	Assigned to Federal Housing Administration (FHA)/ Veterans Administration (VA)
80	Liquidated — Sold to Private Label Security
90	Loan liquidated in error and read to book of business source system. Not represent an actual loan liquidation.
91	Dissolution. Loan erroneously entered on source system and required to be liquidated to remove from source systems.
99	Other/error

Advances/Recoveries Type
Code	Description
LEGC	Legacy Servicer Corporate Advances/Recoveries
LEGE	Legacy Servicer Escrow Advances/Recoveries
CORP	On-going Corporate Advances/Recoveries
ESCR	On-going Escrow Advances/Recoveries
CMOD	Capitalized Corporate Advances/Recoveries as a result of modification
EMOD	Capitalized Escrow Advances/Recoveries as a result of modification
SCRA	Soldiers and Sailors Buydown expenses
LCLM	Legacy Corporate Advances/Recoveries which a claim will be requested from the legacy servicer
571C	Corporate Recoveries paid thru 571 process
571E	Escrow Recoveries paid thru 571 process

FNMA Remittance Type
Code	Description
AA	Actual/Actual
SS	Scheduled/Scheduled
SA	Scheduled/Actual
MBS	Mortgage Backed Security
MRS	Mortgage Remittance System
RPM	Rapid Payment Method
EXP	Express

18

571 Codes
Code	Description,	Category
20	Foreclosure Fee (20)	Attorney
21	Bankruptcy Fee (21)	Attorney
22	Deed In Lieu Fee (22)	Attorney
23	Possessory/Eviction Fee (23)	Attorney
24	Summary Judgment Fee (24)	Attorney
25	Proceeding Subsequent Fee (25)	Attorney
26	Fannie Mae-Approved Additional Fees (26)	Attorney
29	Unclassified Attorney Fees (29)	Attorney
39	Unclassified Additional Fees (39)	Attorney
40	Certified Mail Costs (40)	Foreclosure Costs
41	Eviction Costs (41)	Foreclosure Costs
42	Posting Costs (42)	Foreclosure Costs
43	Costs of Announcing Postponement (43)	Foreclosure Costs
44	Publication Notice Costs (44)	Foreclosure Costs
45	Recordation Costs: Notice of Default (45)	Foreclosure Costs
46	Recordation Costs: Substitution Trustee (46)	Foreclosure Costs
47	Recordation Costs: Sheriffs Deed (47)	Foreclosure Costs
48	Sheriffs Fees & Costs (48)	Foreclosure Costs
49	Trustee Sale (49)	Attorney
50	Cost of Title Examination/Abstract (50)	Foreclosure Costs
51	Cash for Keys/Relocation Expense (51)	Foreclosure Costs
52	Moving and Storage (52)	Foreclosure Costs
59	Unclassified Foreclosure Cost & Expense (59)	Foreclosure Costs
60	Hazard Premium (60)	Insurance
61	MI Premium (61)	Insurance
62	Flood Premium (62)	Insurance
63	Title Insurance (63)	Insurance
64	Dues (64)	Owners Association
69	Unclassified Dues (69)	Owners Association
80	Appraisal (80)	Appraisal
89	Unclassified Appraisal Fees (89)	Appraisal
100	Broker’s Price Opinion (100)	Appraisal
120	Property Inspection Fees (120)	Appraisal
140	Electricity (140)	Utility
141	Gas (141)	Utility
142	Water (142)	Utility
149	Unclassified Utility (149)	Utility
200	Boarding Up (200)	Property Preservation
201	Cleaning — Periodic (201)	Property Preservation
202	Landscaping — Periodic (202)	Property Preservation
203	Locksmith (203)	Property Preservation
204	Maintenance/Yard Work (204)	Property Preservation
205	Repairs — Miscellaneous (205)	Property Preservation
206	Termite Treatment/Inspection (206)	Property Preservation
207	Trash Removal (207)	Property Preservation
209	Unclassified Property Preservation Fees (209)	Property Preservation
220	Closing Costs (220)	Miscellaneous
240	Workout Fee (240)	Miscellaneous
250	Participation (250)	Miscellaneous

19

571 Codes
Code	Description,	Category
260	Other (260)	Miscellaneous
280	Escrow Balance (280)	Deductible
281	Hazard Refund (281)	Deductible
282	Rental Proceeds (282)	Deductible
283	Other Credits (283)	Deductible
290	Cleaning — Initial (290)	Property Preservation
291	Landscaping — Initial (291)	Property Preservation
292	Trash Dumping Fees (292)	Property Preservation
293	Winterization/De-winterization (293)	Property Preservation
294	Snow Removal (294)	Property Preservation
295	Swimming Pool — Initial Service (295)	Property Preservation
296	Swimming Pool — Periodic Service (296)	Property Preservation
297	Minor Repairs — Swimming Pool (297)	Property Preservation
298	Minor Repairs — Sprinkler Service (298)	Property Preservation
299	Minor Repairs — HVAC Service (299)	Property Preservation
301	Service Fee (301)	Property Preservation
502	Unclassified Taxes (502)	Taxes
504	State Tax (504)	Taxes
505	County Tax (505)	Taxes
506	City Tax (506)	Taxes
507	Property Tax (507)	Taxes
508	Ground Rent Tax (508)	Taxes
509	School Tax (509)	Taxes
510	Sewer Tax (510)	Taxes
511	Other Tax (511)	Taxes

20